                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-881
                                  ---------------------------------------------

                            Columbia Funds Trust III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      One Financial Center, Boston, Massachusetts               02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                           Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, NA 02111
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 3/31/05
                        --------------------------
Date of reporting period: 9/30/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

FORM N-CSR ITEMS - PERIOD ENDED 9/30/04

COLUMBIA FUNDS TRUST III

ITEM 1. REPORTS TO STOCKHOLDERS.

[Insert shareholder report.]

[GRAPHIC]

COLUMBIA GLOBAL EQUITY FUND

SEMIANNUAL REPORT

SEPTEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        16

   Statement of Operations                                                    17

   Statement of Changes in Net Assets                                         18

   Notes to Financial Statements                                              19

   Financial Highlights                                                       24

Important Information About This Report                                       27

Columbia Funds                                                                28

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

NOT FDIC     MAY LOSE VALUE
INSURED    -------------------
            NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                     COLUMBIA GLOBAL EQUITY FUND

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

     PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                     COLUMBIA GLOBAL EQUITY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 09/30/04 (%)

   United States                       57.1
   United Kingdom                      12.7
   Japan                                8.5
   France                               4.2
   Germany                              3.0

TOP 10 HOLDINGS AS OF 09/30/04 (%)

   Exxon Mobil Corp.                    2.3
   Microsoft Corp.                      2.1
   Pfizer, Inc.                         2.0
   PepsiCo, Inc.                        1.5
   ConocoPhillips                       1.4
   Viacom, Inc, Class B                 1.3
   ChevronTexaco Corp.                  1.3
   SBC Communications, Inc.             1.3
   Verizon Communications, Inc.         1.2
   Sempra Energy                        1.2

SECTORS AS OF 09/30/04 (%)

   Utilities                           29.1
   Financials                          17.1
   Health care                         11.1
   Industrials                         11.0
   Consumer discretionary              10.9
   Information technology               8.1
   Consumer staples                     8.1
   Materials                            4.6

Portfolio holdings and country breakdown are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD THAT ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 2.43% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS LOWER THAN THE RETURN OF ITS BENCHMARKS, THE MSCI WORLD INDEX AND THE S&P Utilities Index, and the average return of its peer group, the Morningstar(R) World Stock Category.

- THE FUND'S EMPHASIS ON ECONOMICALLY SENSITIVE SECTORS, ITS EXPOSURE TO LOWER QUALITY, SMALL-CAP COMPANIES AND A SIZABLE POSITION IN JAPANESE STOCKS HELD BACK PERFORMANCE.

[CHART]

CLASS A SHARES        -2.43%
MSCI WORLD INDEX      -0.14%

                                    OBJECTIVE
                             Seeks long-term growth
                             by investing primarily
                               in global equities

                                TOTAL NET ASSETS
                                  $95.3 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                     COLUMBIA GLOBAL EQUITY FUND

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                CLASS A SHARES        CLASS A SHARES
             WITHOUT SALES CHARGE   WITH SALES CHARGE    MSCI WORLD INDEX   S&P UTILITIES INDEX
 10/1/1994             $   10,000          $    9,425         $    10,000            $   10,000
10/31/1994             $   10,088          $    9,508         $    10,282            $   10,175
11/30/1994             $    9,910          $    9,341         $     9,834            $   10,205
12/31/1994             $    9,913          $    9,343         $     9,926            $   10,265
 1/31/1995             $   10,130          $    9,547         $     9,774            $   10,935
 2/28/1995             $   10,210          $    9,623         $     9,914            $   11,012
 3/31/1995             $   10,232          $    9,644         $    10,390            $   10,828
 4/30/1995             $   10,441          $    9,840         $    10,749            $   11,169
 5/31/1995             $   10,798          $   10,177         $    10,839            $   11,973
 6/30/1995             $   10,821          $   10,198         $    10,833            $   11,857
 7/31/1995             $   10,982          $   10,350         $    11,373            $   11,841
 8/31/1995             $   10,936          $   10,307         $    11,117            $   11,788
 9/30/1995             $   11,178          $   10,536         $    11,438            $   12,551
10/31/1995             $   11,131          $   10,491         $    11,255            $   12,733
11/30/1995             $   11,346          $   10,694         $    11,643            $   12,875
12/31/1995             $   11,704          $   11,031         $    11,981            $   13,625
 1/31/1996             $   11,878          $   11,195         $    12,196            $   13,890
 2/29/1996             $   11,819          $   11,139         $    12,267            $   13,460
 3/31/1996             $   11,709          $   11,035         $    12,469            $   13,356
 4/30/1996             $   11,916          $   11,231         $    12,759            $   13,086
 5/31/1996             $   12,080          $   11,386         $    12,768            $   13,284
 6/30/1996             $   12,112          $   11,415         $    12,831            $   14,012
 7/31/1996             $   11,717          $   11,043         $    12,375            $   13,117
 8/31/1996             $   12,013          $   11,323         $    12,515            $   13,410
 9/30/1996             $   12,144          $   11,446         $    13,002            $   13,531
10/31/1996             $   12,466          $   11,749         $    13,090            $   14,206
11/30/1996             $   13,111          $   12,357         $    13,821            $   14,493
12/31/1996             $   13,188          $   12,430         $    13,597            $   14,398
 1/31/1997             $   13,634          $   12,850         $    13,759            $   14,474
 2/28/1997             $   13,628          $   12,845         $    13,914            $   14,370
 3/31/1997             $   13,515          $   12,738         $    13,636            $   13,904
 4/30/1997             $   13,791          $   12,998         $    14,079            $   13,669
 5/31/1997             $   14,373          $   13,547         $    14,945            $   14,275
 6/30/1997             $   14,808          $   13,957         $    15,688            $   14,706
 7/31/1997             $   15,214          $   14,339         $    16,408            $   15,026
 8/31/1997             $   14,367          $   13,541         $    15,307            $   14,742
 9/30/1997             $   15,189          $   14,315         $    16,136            $   15,370
10/31/1997             $   14,636          $   13,794         $    15,284            $   15,516
11/30/1997             $   15,439          $   14,551         $    15,552            $   16,683
12/31/1997             $   16,151          $   15,222         $    15,738            $   17,946
 1/31/1998             $   15,968          $   15,050         $    16,174            $   17,217
 2/28/1998             $   16,780          $   15,815         $    17,266            $   17,801
 3/31/1998             $   17,902          $   16,873         $    17,993            $   18,958
 4/30/1998             $   17,854          $   16,827         $    18,166            $   18,520
 5/31/1998             $   17,563          $   16,553         $    17,935            $   18,454
 6/30/1998             $   17,895          $   16,866         $    18,358            $   19,159
 7/31/1998             $   18,203          $   17,156         $    18,325            $   18,191
 8/31/1998             $   15,740          $   14,835         $    15,879            $   18,617
 9/30/1998             $   16,569          $   15,616         $    16,157            $   20,089
10/31/1998             $   17,283          $   16,290         $    17,614            $   19,706
11/30/1998             $   17,743          $   16,723         $    18,659            $   19,997
12/31/1998             $   18,969          $   17,878         $    19,567            $   20,609
 1/31/1999             $   19,660          $   18,529         $    19,994            $   19,706
 2/28/1999             $   18,791          $   17,710         $    19,460            $   18,954
 3/31/1999             $   18,682          $   17,607         $    20,268            $   18,654
 4/30/1999             $   19,466          $   18,347         $    21,064            $   20,249
 5/31/1999             $   19,937          $   18,791         $    20,291            $   21,527
 6/30/1999             $   20,286          $   19,120         $    21,235            $   20,773
 7/31/1999             $   19,801          $   18,663         $    21,169            $   20,518
 8/31/1999             $   19,233          $   18,127         $    21,129            $   20,727
 9/30/1999             $   19,185          $   18,082         $    20,921            $   19,730
10/31/1999             $   20,447          $   19,272         $    22,005            $   20,016
11/30/1999             $   21,237          $   20,016         $    22,621            $   18,531
12/31/1999             $   24,065          $   22,682         $    24,449            $   18,715
 1/31/2000             $   23,866          $   22,493         $    23,046            $   20,745
 2/29/2000             $   24,639          $   23,222         $    23,106            $   19,465
 3/31/2000             $   25,706          $   24,228         $    24,700            $   20,113
 4/30/2000             $   23,451          $   22,103         $    23,653            $   21,678
 5/31/2000             $   22,891          $   21,575         $    23,052            $   22,625
 6/30/2000             $   23,866          $   22,494         $    23,824            $   21,279
 7/31/2000             $   23,052          $   21,727         $    23,150            $   22,788
 8/31/2000             $   24,108          $   22,722         $    23,900            $   25,908
 9/30/2000             $   22,866          $   21,552         $    22,626            $   28,286
10/31/2000             $   22,064          $   20,795         $    22,244            $   27,197
11/30/2000             $   19,363          $   18,250         $    20,891            $   26,884
12/31/2000             $   20,932          $   19,728         $    21,226            $   29,414
 1/31/2001             $   21,426          $   20,194         $    21,635            $   26,555
 2/28/2001             $   19,821          $   18,681         $    19,805            $   27,521
 3/31/2001             $   18,511          $   17,446         $    18,500            $   27,337
 4/30/2001             $   19,745          $   18,610         $    19,863            $   28,928
 5/31/2001             $   19,159          $   18,057         $    19,605            $   28,005
 6/30/2001             $   18,496          $   17,433         $    18,987            $   25,773
 7/31/2001             $   18,017          $   16,981         $    18,733            $   24,585
 8/31/2001             $   17,277          $   16,283         $    17,832            $   23,916
 9/30/2001             $   15,963          $   15,046         $    16,259            $   21,147
10/31/2001             $   15,994          $   15,074         $    16,570            $   21,071
11/30/2001             $   16,149          $   15,220         $    17,547            $   19,939
12/31/2001             $   16,288          $   15,351         $    17,656            $   20,460
 1/31/2002             $   15,237          $   14,361         $    17,119            $   19,281
 2/28/2002             $   14,713          $   13,867         $    16,969            $   18,857
 3/31/2002             $   15,129          $   14,260         $    17,751            $   21,152
 4/30/2002             $   14,836          $   13,983         $    17,115            $   20,758
 5/31/2002             $   14,605          $   13,765         $    17,145            $   18,915
 6/30/2002             $   13,972          $   13,169         $    16,102            $   17,572
 7/31/2002             $   12,907          $   12,165         $    14,743            $   15,116
 8/31/2002             $   12,985          $   12,238         $    14,768            $   15,682
 9/30/2002             $   11,950          $   11,263         $    13,142            $   13,656
10/31/2002             $   12,537          $   11,816         $    14,111            $   13,409
11/30/2002             $   13,216          $   12,456         $    14,870            $   13,763
12/31/2002             $   12,939          $   12,195         $    14,147            $   14,322
 1/31/2003             $   12,661          $   11,933         $    13,716            $   13,884
 2/28/2003             $   12,506          $   11,787         $    13,476            $   13,225
 3/31/2003             $   12,506          $   11,787         $    13,431            $   13,874
 4/30/2003             $   13,463          $   12,689         $    14,621            $   15,074
 5/31/2003             $   14,157          $   13,343         $    15,453            $   16,647
 6/30/2003             $   14,235          $   13,417         $    15,719            $   16,835
 7/31/2003             $   14,637          $   13,795         $    16,037            $   15,736
 8/31/2003             $   15,007          $   14,144         $    16,381            $   16,038
 9/30/2003             $   14,838          $   13,984         $    16,480            $   16,752
10/31/2003             $   15,734          $   14,829         $    17,455            $   16,929
11/30/2003             $   15,949          $   15,032         $    17,719            $   16,946
12/31/2003             $   16,814          $   15,847         $    18,830            $   18,083
 1/31/2004             $   17,076          $   16,094         $    19,131            $   18,467
 2/29/2004             $   17,214          $   16,224         $    19,451            $   18,829
 3/31/2004             $   17,121          $   16,137         $    19,322            $   19,017
 4/30/2004             $   16,690          $   15,730         $    18,926            $   18,317
 5/31/2004             $   16,705          $   15,744         $    19,098            $   18,486
 6/30/2004             $   17,061          $   16,080         $    19,490            $   18,772
 7/31/2004             $   16,428          $   15,483         $    18,854            $   19,082
 8/31/2004             $   16,397          $   15,454         $    18,937            $   19,864
 9/30/2004             $   16,701          $   15,740         $    19,299            $   20,030

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                   A                  B                  C
   -----------------------------------------------------------------------------
   INCEPTION                 10/15/91           03/27/95            03/27/95
   -----------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH
   -----------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)     -2.43    -8.04     -2.71    -7.57     -2.80    -3.78
   1-YEAR                   12.59     6.12     11.80     6.80     11.71    10.71
   5-YEAR                   -2.73    -3.88     -3.47    -3.78     -3.51    -3.51
   10-YEAR                   5.26     4.64      4.51     4.51      4.49     4.49

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

Class B and C share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04 ($)

   SALES CHARGE:     WITHOUT        WITH
   --------------------------------------
   Class A            16,701       15,740
   Class B            15,541       15,541
   Class C            15,508       15,508

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                     COLUMBIA GLOBAL EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

                   ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
                 ---------------------------    ---------------------    ---------------------   -----------------
                   ACTUAL       HYPOTHETICAL    ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
                 ----------     ------------    ------   ------------    ------   ------------
   Class A        1,000.00        1,000.00      975.73     1,017.00        7.97        8.14             1.61
   Class B        1,000.00        1,000.00      972.88     1,013.24       11.67       11.91             2.36
   Class C        1,000.00        1,000.00      971.92     1,013.24       11.67       11.91             2.36

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE

                                                     COLUMBIA GLOBAL EQUITY FUND

In 2003, an economic recovery in the United States led the world to higher economic growth. However, a soft patch in the US economy in 2004 also obstructed growth. Early in the six-month period that began April 1, 2004 and ended September 30, 2004, US economic growth slowed to 3.3%. Europe's economies grew at less than 2.0%, making it the weakest economic region in the industrialized world. Growth in the United Kingdom was in line with US growth.

JAPAN'S RECOVERY REMAINS ON TRACK

In Japan, a robust economic recovery also lost steam midway through the year. Growth slowed from 6.5% in the first quarter of 2004, to less than 2% in the second half of 2004. Third quarter growth picked back up again to an estimated 4% as Japan's economy appears to be broadening beyond the export-driven big companies. Smaller companies that cater to domestic demand have also gained ground and helped spur a rise in employment.

EMERGING MARKETS WERE GROWTH LEADERS

Last year's double-digit economic growth in many emerging markets reflected both high demand for exports and rising domestic economic activity. However, some of these world growth leaders experienced slower growth during this reporting period. And while restrictive monetary policy, especially in China, could restrain growth in 2005, there is no evidence of a sharp fall-off. In Southeast Asian economies, exports have continued to trend higher. As the manufacturing center of the global economy, Southeast Asia is often considered a relatively reliable indicator of global economic growth.

STOCK MARKETS RESTRAINED BY EXTERNAL EVENTS

Although most of the world's stock markets reported positive returns for 2003, those gains evaporated in 2004. The Russell 3000 Index, a broad measure of US stock market activity, returned negative 0.60% for the six-month period. The MSCI World Index returned negative 0.14% for the six-month period.

As a cloud of uncertainty descended over the US stock markets, the result of a range of external factors, markets outside the United States were also dragged down. In Europe, many markets have managed to eke out modest gains. The markets of Sweden, Denmark and Norway were standouts, with double-digit performance. Selected emerging stock markets, such as the Czech Republic, Egypt and Hungary, continued to rise strongly through the end of the six-month period.

Soaring oil prices, hurricane activity, and a disappointing job market put a crimp on consumer spending in the United States, Europe and Japan. Higher commodity prices are beginning to affect corporate profitability and the number of global companies issuing profit warnings has increased. In the United States, ongoing concerns about the war in Iraq and terrorist threats helped sideline investors.

LOOKING AHEAD

Despite the disappointments of the period, strong global trading patterns suggest that the world's economies are still on track. Even if energy prices remain high, we believe the pace of economic expansion is more likely to drift lower rather than descend sharply. However, until the uncertainties plaguing the US markets begin to dissipate, it appears that investor fears--rather than the outlook for economic prosperity--are likely to hold sway over global stock markets.

[SIDENOTE]

SUMMARY:
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2004

-    ECONOMIC DEMAND WAS SOLID, BUT IT SLOWED DURING THE REPORTING PERIOD.

-    BOTH THE MSCI WORLD INDEX AND THE RUSSELL 3000 INDEX DELIVERED NEGATIVE
     RETURNS.

[CHART]

MSCI INDEX        -0.14%
RUSSELL INDEX     -0.60%

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

PORTFOLIO MANAGERS' REPORT

                                                     COLUMBIA GLOBAL EQUITY FUND

For the six-month period ended September 30, 2004, Columbia Global Equity Fund class A shares returned negative 2.43% without sales charge. The fund fell short of its benchmarks, the MSCI World Index, which returned negative 0.14%, and the S&P Utilities Index, which returned 5.35%. The fund also trailed the average return of the Morningstar(R) World Stock Category, which was negative 1.87% over the same period.(1)

In the US portion of the fund, we believe that our emphasis on economically sensitive sectors, such as technology, held back performance. These sectors declined when economic growth began to slow. The fund's lack of exposure to lower quality, small-cap companies, which were market leaders in 2003 and early 2004, hurt the fund's return early in this reporting period. Overseas, a sizeable position in Japanese stocks, as well as stock selection in Japan, were major detractors from performance.

SECTOR WEIGHTS BALANCED

In the US portion of the fund, we added to sectors of the market that had been out of favor, including financial services and health care. We also added to the fund's industrial exposure, a move that had a positive impact on return during the period. Within the industrial sector, we targeted companies that suffered from low investor expectations and were attractively priced, such as truck manufacturer Paccar. The company's share price rose when it reported better-than-expected earnings.

Consistent with the fund's mandate, at least 25% of the portfolio was invested in utilities, which include telecommunications, energy and semiconductor stocks. Within energy, we focused on integrated oil companies. If the price of oil comes down from its recent high, these companies should be less vulnerable than other, less diversified energy companies.

ADDING TO THE UNITED KINGDOM AND AUSTRIA

Outside the United States, emerging markets significantly underperformed developed markets during the period. To the fund's benefit, we reduced exposure to emerging markets and used the proceeds to invest in the United Kingdom and Austria.

In the United Kingdom, we were drawn to the region's consistent gross domestic product (GDP) growth, relatively strong consumer spending and attractive housing sector. In Austria, we emphasized companies with exposure to Eastern European countries that have entered the European Union and that are upgrading their business practices to be more in line with mainstream Europe. Austria has been one of Europe's best-performing markets in 2004.

AN EMPHASIS ON QUALITY AND STOCK SELECTION

If the US economy continues to expand and interest rates remain relatively low, we believe that the environment for stocks may remain favorable. We believe that there are many high quality companies that have not reached peak earnings levels and offer good relative value. Some of these are already in the portfolio, and we plan to continue to seek other such companies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class A                    10.82
   Class B                    10.42
   Class C                    10.40

HOLDINGS DISCUSSED IN THIS REPORT AS OF 09/30/04 (%)

   Paccar, Inc.                 0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

(1) 2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Overseas, we believe that concerns about the pace of global economic growth and rising interest rates are likely to weigh on the markets. With this expectation, we have structured the portfolio more defensively, cutting back on small companies and focusing on large, established companies with dividend-paying potential. This more cautious positioning may help the fund weather the current uncertainty.

Sean P. Wilson has managed or co-managed the fund since October 2003 and has been with the advisor since June 2003.

/s/ Sean P. Wilson

Penny L. Burgess has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since November 1993.

/s/ Penny L. Burgess

Deborah F. Snee has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since March 1999.

/s/ Deborah F. Snee

Colin Moore has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since September 2002.

/s/ Colin Moore


An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

The fund generally maintains a broader definition of utilities than many sector classifications. The fund's definition includes companies that manufacture, produce, generate, transmit, sell or distribute electricity, natural gas or other types of energy, water or other sanitary services. This definition also includes telecommunication companies, such as telephone, satellite, microwave, and other communications media. The fund may also invest in companies engaged in the manufacture and production of equipment utilized in the energy and telecommunications industries.

[SIDENOTE]

IF THE US ECONOMY CONTINUES TO EXPAND AND INTEREST RATES REMAIN RELATIVELY LOW, WE BELIEVE THAT THE ENVIRONMENT FOR STOCKS WOULD REMAIN FAVORABLE. WE ARE MORE CAUTIOUS ABOUT THE MARKET ENVIRONMENT OUTSIDE THE UNITED STATES--AND MORE DEFENSIVELY POSITIONED.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2004 (UNAUDITED)                       COLUMBIA GLOBAL EQUITY FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2004 (UNAUDITED)                       COLUMBIA GLOBAL EQUITY FUND

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 10.7%

                          AUTOMOBILES - 1.3%   Renault SA                                                8,200          672,596
                                               Toyota Motor Corp.                                       14,800          568,086
                                                                                             Automobiles Total        1,240,682

        HOTELS, RESTAURANTS & LEISURE - 1.5%   Accor SA                                                  6,600          257,686
                                               Carnival Corp.                                            8,700          411,423
                                               Yum! Brands, Inc.                                        19,000          772,540
                                                                                         Hotels, Restaurants &
                                                                                                 Leisure Total        1,441,649

                   HOUSEHOLD DURABLES - 1.3%   Funai Electric Co., Ltd.                                  1,600          216,264
                                               Koninklijke (Royal) Philips
                                                  Electronics NV                                        10,255          235,675
                                               Matsushita Electric Industrial
                                                  Co., Ltd.                                             21,000          280,968
                                               Sony Corp.                                               14,100          485,138
                                                                                      Household Durables Total        1,218,045

                                MEDIA - 4.3%   Dentsu, Inc.                                                128          343,463
                                               Fox Entertainment Group, Inc.,
                                                  Class A (a)                                           26,100          724,014
                                               Liberty Media Corp., Class A (a)                         30,800          268,576
                                               McGraw-Hill Companies, Inc.                               5,600          446,264
                                               News Corp., Ltd.                                         27,678          227,649
                                               Pearson PLC                                              36,076          386,388
                                               Societe Television Francaise 1                            7,405          210,610
                                               Viacom, Inc., Class B                                    36,900        1,238,364
                                               WPP Group PLC                                            23,872          222,893
                                                                                                   Media Total        4,068,221

                     MULTILINE RETAIL - 0.2%   Takashimaya Co., Ltd.                                    26,000          216,858
                                                                                        Multiline Retail Total          216,858

                     SPECIALTY RETAIL - 2.1%   Abercrombie & Fitch Co., Class A                         11,000          346,500
                                               Best Buy Co., Inc.                                       12,000          650,880
                                               Nitori Co., Ltd.                                          3,800          218,456
                                               Staples, Inc.                                            26,000          775,320
                                                                                        Specialty Retail Total        1,991,156
                                                                                                                 --------------
                                                                                  CONSUMER DISCRETIONARY TOTAL       10,176,611

CONSUMER STAPLES - 8.1%

                            BEVERAGES - 2.8%   Coca-Cola Co.                                            19,300          772,965
                                               Diageo PLC                                               35,340          442,250
                                               PepsiCo, Inc.                                            30,000        1,459,500
                                                                                               Beverages Total        2,674,715

             FOOD & STAPLES RETAILING - 2.1%   Aeon Co., Ltd.                                           10,500          170,143
                                               Aeon Co., Ltd., New Shares                               10,500          167,725
                                               Costco Wholesale Corp.                                   15,500          644,180
                                               Wal-Mart Stores, Inc.                                    15,800          840,560
                                               William Morrison Supermarkets PLC                        52,033          181,660
                                                                                                Food & Staples
                                                                                               Retailing Total        2,004,268

                        FOOD PRODUCTS - 1.3%   Nestle SA, Registered Shares                              3,583          822,836
                                               Unilever PLC                                             46,280          377,468
                                                                                           Food Products Total        1,200,304

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

                   HOUSEHOLD PRODUCTS - 1.4%   Colgate-Palmolive Co.                                    14,500          655,110
                                               Reckitt Benckiser PLC                                    26,910          660,490
                                                                                      Household Products Total        1,315,600

                              TOBACCO - 0.5%   Altria Group, Inc.                                        5,900          277,536
                                               Imperial Tobacco Group PLC                                9,700          211,873
                                                                                                 Tobacco Total          489,409
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL        7,684,296

FINANCIALS - 17.0%

                      CAPITAL MARKETS - 2.0%   Bank of New York Co., Inc.                                8,100          236,277
                                               E*TRADE Financial Corp. (a)                              33,500          382,570
                                               Goldman Sachs Group, Inc.                                 3,100          289,044
                                               Merrill Lynch & Co., Inc.                                20,600        1,024,232
                                                                                         Capital Markets Total        1,932,123

                     COMMERCIAL BANKS - 7.1%   Alpha Bank A.E.                                           9,348          238,506
                                               Banco Popular Espanol SA                                  1,950          108,527
                                               Barclays PLC                                             51,098          491,364
                                               Credit Agricole SA                                       10,602          289,887
                                               Danske Bank A/S                                           9,400          247,345
                                               Erste Bank Der oesterreichischen
                                                  Sparkassen AG                                          6,340          264,284
                                               HBOS PLC                                                 17,000          230,079
                                               Lloyds TSB Group PLC                                     28,700          224,660
                                               M&T Bank Corp.                                            2,800          267,960
                                               Mitsubishi Tokyo Financial
                                                  Group, Inc.                                               31          258,939
                                               Mizuho Financial Group, Inc.                                 60          225,927
                                               Royal Bank of Scotland Group PLC                         15,115          437,617
                                               Skandinaviska Enskilda Banken
                                                  AB, Class A                                           15,800          244,285
                                               Societe Generale                                          2,900          257,324
                                               SouthTrust Corp.                                          8,700          362,442
                                               SunTrust Banks, Inc.                                      4,100          288,681
                                               US Bancorp                                               20,100          580,890
                                               Wachovia Corp.                                           18,000          845,100
                                               Wells Fargo & Co.                                         9,400          560,522
                                               Zions Bancorporation                                      4,500          274,680
                                                                                        Commercial Banks Total        6,699,019

       DIVERSIFIED FINANCIAL SERVICES - 2.2%   Citigroup, Inc.                                          21,900          966,228
                                               ING Groep NV                                             20,221          510,823
                                               JPMorgan Chase & Co.                                     15,312          608,346
                                                                                         Diversified Financial
                                                                                                Services Total        2,085,397

                            INSURANCE - 4.5%   Aflac, Inc.                                              15,000          588,150
                                               Allianz AG, Registered Shares                             2,161          218,107
                                               Axa                                                       9,921          201,348
                                               Hartford Financial Services
                                                  Group, Inc.                                            9,600          594,528
                                               MetLife, Inc.                                            16,300          629,995
                                               Millea Holdings, Inc.                                        28          361,653
                                               Mitsui Sumitomo Insurance Co.,
                                                  Ltd.                                                  25,000          206,689
                                               St. Paul Travelers Companies,
                                                  Inc.                                                  11,311          373,942
                                               T&D Holdings, Inc. (a)                                    6,600          290,104
                                               Willis Group Holdings Ltd.                                8,000          299,200
                                               XL Capital Ltd., Class A                                  7,400          547,526
                                                                                               Insurance Total        4,311,242

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

                          REAL ESTATE - 0.6%   Mitsubishi Estate Co., Ltd.                              38,000          397,467
                                               Sumitomo Realty & Development
                                                  Co., Ltd.                                             19,000          202,725
                                                                                             Real Estate Total          600,192

           THRIFTS & MORTGAGE FINANCE - 0.6%   Fannie Mae                                                9,500          602,300
                                                                                            Thrifts & Mortgage
                                                                                                 Finance Total          602,300
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       16,230,273

HEALTH CARE - 11.0%

                        BIOTECHNOLOGY - 0.2%   Invitrogen Corp. (a)                                      4,300          236,457
                                                                                           Biotechnology Total          236,457

     HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%   Alcon, Inc.                                               4,400          352,880
                                               Boston Scientific Corp. (a)                               7,700          305,921
                                               Medtronic, Inc.                                          11,000          570,900
                                               Smith & Nephew PLC                                       72,733          670,398
                                               Varian Medical Systems, Inc. (a)                          8,465          292,635
                                                                                       Health Care Equipment &
                                                                                                Supplies Total        2,192,734

     HEALTH CARE PROVIDERS & SERVICES - 1.1%   Anthem, Inc. (a)                                          6,700          584,575
                                               Caremark Rx, Inc. (a)                                    13,200          423,324
                                                                                       Health Care Providers &
                                                                                                Services Total        1,007,899

                      PHARMACEUTICALS - 7.4%   Abbott Laboratories                                      16,900          715,884
                                               Allergan, Inc.                                            6,400          464,320
                                               AstraZeneca PLC                                           6,144          252,331
                                               Chugai Pharmaceutical Co., Ltd.                          18,000          260,166
                                               Eli Lilly & Co.                                           3,900          234,195
                                               GlaxoSmithKline PLC                                      21,508          464,848
                                               Johnson & Johnson                                        11,200          630,896
                                               Merck & Co., Inc.                                         6,100          201,300
                                               Novartis AG, Registered Shares                           16,150          753,675
                                               Pfizer, Inc.                                             62,000        1,897,200
                                               Sanofi-Aventis                                            6,700          487,513
                                               Schering AG                                               3,699          233,974
                                               Teva Pharmaceutical Industries
                                                  Ltd., ADR                                              9,000          233,550
                                               Watson Pharmaceuticals, Inc. (a)                          8,700          256,302
                                                                                         Pharmaceuticals Total        7,086,154
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL       10,523,244

INDUSTRIALS - 11.0%

                  AEROSPACE & DEFENSE - 1.1%   United Technologies Corp.                                11,600        1,083,208
                                                                                     Aerospace & Defense Total        1,083,208

              AIR FREIGHT & LOGISTICS - 0.6%   United Parcel Service, Inc.,
                                                  Class B                                                7,700          584,584
                                                                                                 Air Freight &
                                                                                               Logistics Total          584,584

                    BUILDING PRODUCTS - 0.9%   Masco Corp.                                              15,600          538,668
                                               Wienerberger AG                                           7,500          281,710
                                                                                       Building Products Total          820,378

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

       COMMERCIAL SERVICES & SUPPLIES - 1.2%   Cendant Corp.                                            18,100          390,960
                                               Randstad Holding NV                                      12,946          469,305
                                               Republic Services, Inc.                                  10,100          300,576
                                                                                         Commercial Services &
                                                                                                Supplies Total        1,160,841

           CONSTRUCTION & ENGINEERING - 0.9%   JGC Corp.                                                34,000          348,971
                                               Shimizu Corp.                                            60,000          239,628
                                               Vinci SA                                                  2,390          275,472
                                                                                                Construction &
                                                                                             Engineering Total          864,071

             INDUSTRIAL CONGLOMERATES - 1.9%   General Electric Co.                                     26,400          886,512
                                               Siemens AG, Registered Shares                             4,911          361,968
                                               Smiths Group PLC                                         39,800          535,619
                                                                                                    Industrial
                                                                                           Conglomerates Total        1,784,099

                            MACHINERY - 3.2%   Atlas Copco AB, Class B                                  15,800          557,710
                                               Eaton Corp.                                               4,600          291,686
                                               Federal Signal Corp.                                     15,000          278,700
                                               Flowserve Corp. (a)                                      13,400          324,012
                                               Heidelberger Druckmaschinen
                                                  AG (a)                                                 7,400          220,881
                                               Ingersoll-Rand Co., Ltd.,
                                                  Class A                                                6,400          435,008
                                               Paccar, Inc.                                             10,700          739,584
                                               Volvo AB, Class B                                         7,100          250,881
                                                                                               Machinery Total        3,098,462

                          ROAD & RAIL - 0.3%   Canadian National Railway Co.                             5,123          251,183
                                                                                             Road & Rail Total          251,183

     TRADING COMPANIES & DISTRIBUTORS - 0.4%   Mitsubishi Corp.                                         39,000          422,205
                                                                                           Trading Companies &
                                                                                            Distributors Total          422,205

        TRANSPORTATION INFRASTRUCTURE - 0.5%   BAA PLC                                                  43,367          435,363
                                                                                                Transportation
                                                                                          Infrastructure Total          435,363
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       10,504,394

INFORMATION TECHNOLOGY - 8.1%

             COMMUNICATIONS EQUIPMENT - 1.8%   Avaya, Inc. (a)                                          18,100          252,314
                                               Cisco Systems, Inc. (a)                                  44,500          805,450
                                               Tandberg ASA                                             23,400          211,610
                                               Telefonaktiebolaget LM Ericsson,
                                                  Class B (a)                                          145,000          452,131
                                                                                                Communications
                                                                                               Equipment Total        1,721,505

              COMPUTERS & PERIPHERALS - 0.9%   Lexmark International, Inc.,
                                                  Class A (a)                                           10,900          915,709
                                                                                                   Computers &
                                                                                             Peripherals Total          915,709

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%   Agilent Technologies, Inc. (a)                           19,500          420,615
                                                                                        Electronic Equipment &
                                                                                             Instruments Total          420,615

                          IT SERVICES - 1.0%   Accenture Ltd., Class A (a)                              21,000          568,050
                                               Indra Sistemas SA                                        26,212          349,651
                                                                                             IT Services Total          917,701

                   OFFICE ELECTRONICS - 0.9%   Canon, Inc.                                              18,000          847,268
                                                                                      Office Electronics Total          847,268

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

                             SOFTWARE - 3.1%   Microsoft Corp.                                          73,700        2,037,805
                                               Symantec Corp. (a)                                        8,900          488,432
                                               VERITAS Software Corp. (a)                               22,400          398,720
                                                                                                Software Total        2,924,957
                                                                                                                 --------------
                                                                                  INFORMATION TECHNOLOGY TOTAL        7,747,755

MATERIALS - 4.6%

                            CHEMICALS - 2.1%   BASF AG                                                   4,755          280,758
                                               Linde AG                                                  8,688          501,723
                                               Mitsubishi Chemical Corp.                               170,000          516,441
                                               Syngenta AG (a)                                           6,835          653,459
                                                                                               Chemicals Total        1,952,381

               CONTAINERS & PACKAGING - 0.3%   Smurfit-Stone Container Corp. (a)                        16,100          311,857
                                                                                                  Containers &
                                                                                               Packaging Total          311,857

                      METALS & MINING - 1.7%   Alcoa, Inc.                                              13,200          443,388
                                               Arch Coal, Inc.                                          10,400          369,096
                                               Peabody Energy Corp.                                      6,300          374,850
                                               Phelps Dodge Corp.                                        4,400          404,932
                                                                                         Metals & Mining Total        1,592,266

              PAPER & FOREST PRODUCTS - 0.5%   MeadWestvaco Corp.                                       15,200          484,880
                                                                                                Paper & Forest
                                                                                                Products Total          484,880
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL        4,341,384

UTILITIES - 29.1%

                                DIVERSIFIED
           TELECOMMUNICATION SERVICES - 4.9%   Belgacom SA (a)                                           6,112          219,225
                                               BellSouth Corp.                                          30,200          819,024
                                               BT Group PLC                                             56,737          184,850
                                               France Telecom SA                                        20,200          504,685
                                               Nippon Telegraph &
                                                  Telephone Corp.                                           81          324,060
                                               SBC Communications, Inc.                                 46,500        1,206,675
                                               TDC A/S                                                   5,700          201,636
                                               Telecom Italia S.p.A.                                         3                7
                                               Verizon Communications, Inc.                             30,000        1,181,400
                                                                                                   Diversified
                                                                                             Telecommunication
                                                                                                Services Total        4,641,562

                   ELECTRIC UTILITIES - 4.5%   American Electric Power Co., Inc.                        14,300          457,028
                                               E.ON AG                                                   8,453          624,416
                                               Electricity Generating Public
                                                  Co., Ltd., NVDR                                      141,700          227,500
                                               Entergy Corp.                                             8,300          503,063
                                               Exelon Corp.                                             30,000        1,100,700
                                               Fortum Oyj                                               30,800          430,841
                                               Scottish Power PLC
                                                  (Great Britain)                                       90,295          691,599
                                               Scottish Power PLC, ADR                                   6,700          206,628
                                                                                      Electric Utilities Total        4,241,775

          ENERGY EQUIPMENT & SERVICES - 0.7%   Schlumberger Ltd.                                         9,600          646,176
                                                                                            Energy Equipment &
                                                                                                Services Total          646,176

                        GAS UTILITIES - 1.1%   Centrica PLC                                             53,460          243,456
                                               Enagas SA                                                67,250          805,927
                                                                                           Gas Utilities Total        1,049,383

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

  MULTI-UTILITIES & UNREGULATED POWER - 2.2%   National Grid Transco PLC                                79,329          672,203
                                               RWE AG                                                    4,643          222,318
                                               Sempra Energy                                            32,500        1,176,175
                                                                                             Multi-Utilities &
                                                                                       Unregulated Power Total        2,070,696

                           OIL & GAS - 10.5%   BP PLC                                                  108,434        1,038,269
                                               ChevronTexaco Corp.                                      23,000        1,233,720
                                               ConocoPhillips                                           16,400        1,358,740
                                               EnCana Corp.                                             15,700          726,570
                                               ENI S.p.A.                                               48,000        1,076,680
                                               EOG Resources, Inc.                                       9,000          592,650
                                               Exxon Mobil Corp.                                        45,600        2,203,848
                                               Norsk Hydro ASA                                           3,400          248,037
                                               PTT Public Co., Ltd.                                     60,700          247,665
                                               Shell Transport & Trading Co.,
                                                  PLC                                                   63,390          466,261
                                               Total SA                                                  3,950          806,222
                                                                                               Oil & Gas Total        9,998,662

                           SEMICONDUCTORS &
              SEMICONDUCTOR EQUIPMENT - 3.0%   Altera Corp. (a)                                         10,800          211,356
                                               Analog Devices, Inc.                                     14,200          550,676
                                               ASML Holding NV (a)                                      24,600          317,095
                                               KLA-Tencor Corp. (a)                                     12,700          526,796
                                               Marvell Technology Group Ltd. (a)                        13,200          344,916
                                               Maxim Integrated Products, Inc.                           8,700          367,923
                                               Samsung Electronics Co., Ltd.,
                                                  Registered Shares, GDR (b)                             1,000          198,754
                                               Taiwan Semiconductor
                                                  Manufacturing Co., Ltd., ADR                          53,738          383,689
                                                                                              Semiconductors &
                                                                                                 Semiconductor
                                                                                               Equipment Total        2,901,205

                      WATER UTILITIES - 0.8%   AWG PLC (a)                                              61,200          760,574
                                                                                         Water Utilities Total          760,574

  WIRELESS TELECOMMUNICATION SERVICES - 1.4%   Bharti Tele-Ventures Ltd. (a)                            29,500           93,827
                                               NTT DoCoMo, Inc.                                            302          514,858
                                               Vodafone Group PLC                                      318,057          763,349
                                                                                    Wireless Telecommunication
                                                                                                Services Total        1,372,034
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL       27,682,067

                                               TOTAL COMMON STOCKS
                                               (COST OF $92,768,660)                                                 94,890,024

PREFERRED STOCKS - 0.2%

CONSUMER DISCRETIONARY - 0.2%

                          AUTOMOBILES - 0.2%   Porsche AG                                                  309          201,190
                                                                                             Automobiles Total          201,190
                                                                                                                 --------------
                                                                                                      CONSUMER
                                                                                           DISCRETIONARY TOTAL          201,190

                                               TOTAL PREFERRED STOCKS
                                               (COST OF $202,867)                                                       201,190

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.3%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               09/30/04, due 10/01/04 at 1.580%,
                                               collateralized by a U.S. Treasury
                                               Bond maturing 11/15/28, market
                                               value $282,598 (repurchase
                                               proceeds $272,012)                                      272,000          272,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $272,000)                                                       272,000

                                               TOTAL INVESTMENTS - 100.1%
                                               (COST OF $93,243,527) (c)                                             95,363,214

                                               OTHER ASSETS & LIABILITIES,
                                                  NET - (0.1)%                                                         (102,723)

                                               NET ASSETS - 100.0%                                                   95,260,491

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the value of this security represents 0.2% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.

              ACRONYM                          NAME
----------------------------------------------------------------
                ADR                American Depositary Receipt
                GDR                Global Depositary Receipt
                NVDR               Non-Voting Depositary Receipt

See Accompanying Notes to Financial Statements.

SEPTEMBER 30, 2004 (UNAUDITED)                       COLUMBIA GLOBAL EQUITY FUND

SUMMARY OF SECURITIES                                        % OF TOTAL
BY COUNTRY                          VALUE ($)                 INVESTMENTS
-------------------------------------------------------------------------
United States*                      54,398,391                    57.1%
United Kingdom                      12,099,216                    12.7
Japan                                8,084,202                     8.5
France                               3,963,343                     4.2
Germany                              2,865,335                     3.0
Switzerland                          2,582,850                     2.7
Netherlands                          2,179,074                     2.3
Sweden                               1,505,007                     1.6
Spain                                1,264,105                     1.3
Italy                                1,076,687                     1.1
Canada                                 977,753                     1.0
Austria                                545,994                     0.6
Thailand                               475,165                     0.5
Norway                                 459,647                     0.5
Denmark                                448,981                     0.5
Finland                                430,841                     0.5
Panama                                 411,423                     0.4
Taiwan                                 383,689                     0.4
Greece                                 238,506                     0.2
Israel                                 233,550                     0.2
Australia                              227,649                     0.2
Belgium                                219,225                     0.2
South Korea                            198,754                     0.2
India                                   93,827                     0.1
                                  ------------                   -----
                                  $ 95,363,214                   100.0%
                                  ============                   =====

*    Includes short-term obligation.

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004 (UNAUDITED)                       COLUMBIA GLOBAL EQUITY FUND

                                                                                                                            ($)
-------------------------------------------    --------------------------------------------------------------------------------
                                     ASSETS    Investments, at cost                                                  93,243,527
                                                                                                                 --------------
                                               Investments, at value                                                 95,363,214
                                               Cash                                                                      16,564
                                               Foreign currency (cost of $50,456)                                        50,891
                                               Receivable for:
                                                  Fund shares sold                                                       12,803
                                                  Interest                                                                   12
                                                  Dividends                                                              93,629
                                                  Foreign tax reclaim                                                    32,980
                                               Deferred Trustees' compensation
                                                  plan                                                                   14,867
                                                                                                                 --------------
                                                                                                  Total Assets       95,584,960

                                LIABILITIES    Payable for:
                                                  Fund shares repurchased                                                75,742
                                                  Investment advisory fee                                                33,566
                                                  Administration fee                                                     21,310
                                                  Transfer agent fee                                                     88,892
                                                  Pricing and bookkeeping fees                                            6,638
                                                  Trustees' fees                                                             65
                                                  Audit fee                                                              32,040
                                                  Custody fee                                                             1,301
                                                  Distribution and service fees                                          27,140
                                               Deferred Trustees' fees                                                   14,867
                                               Deferred foreign capital gains
                                                  tax payable                                                            15,124
                                               Other liabilities                                                          7,784
                                                                                                                 --------------
                                                                                             Total Liabilities          324,469

                                                                                                    NET ASSETS       95,260,491

                  COMPOSITION OF NET ASSETS    Paid-in capital                                                      108,916,193
                                               Undistributed net investment
                                                  income                                                                 87,283
                                               Accumulated net realized loss                                        (15,852,800)
                                               Net unrealized appreciation
                                                  (depreciation) on:
                                                  Investments                                                         2,119,687
                                                  Foreign currency translations                                           5,252
                                                  Foreign capital gains tax                                             (15,124)

                                                                                                    NET ASSETS       95,260,491

                                    CLASS A    Net assets                                                            77,251,292
                                               Shares outstanding                                                     7,137,034
                                               Net asset value per share                                                  10.82(a)
                                               Maximum offering price per share
                                                  ($10.82/0.9425)                                                         11.48(b)

                                    CLASS B    Net assets                                                            17,076,952
                                               Shares outstanding                                                     1,639,635
                                               Net asset value and offering
                                                  price per share                                                         10.42(a)

                                    CLASS C    Net assets                                                               932,247
                                               Shares outstanding                                                        89,606
                                               Net asset value and offering
                                                  price per share                                                         10.40(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 2004 (UNAUDITED)                       COLUMBIA GLOBAL EQUITY FUND

                                                                                                                            ($)
-------------------------------------------    --------------------------------------------------------------------------------
                          INVESTMENT INCOME    Dividends                                                                968,561
                                               Interest                                                                   3,331
                                                                                                                 --------------
                                                  Total Investment Income (net of foreign taxes
                                                     withheld of $75,619)                                               971,892

                                   EXPENSES    Investment advisory fee                                                  197,978
                                               Administration fee                                                       123,736
                                               Distribution fee:
                                                  Class B                                                                68,354
                                                  Class C                                                                 3,929
                                               Service fee:
                                                  Class A                                                                99,642
                                                  Class B                                                                22,785
                                                  Class C                                                                 1,309
                                               Transfer agent fee                                                       241,140
                                               Pricing and bookkeeping fees                                              22,258
                                               Trustees' fees                                                             4,512
                                               Custody fee                                                               30,473
                                               Non-recurring costs (See Note 7)                                           4,035
                                               Other expenses                                                            52,714
                                                                                                                 --------------
                                                  Total Expenses                                                        872,865
                                               Custody earnings credit                                                      (84)
                                               Non-recurring costs assumed by Investment Advisor (See Note 7)            (4,035)
                                                                                                                 --------------
                                                  Net Expenses                                                          868,746
                                                                                                                 --------------
                                               Net Investment Income                                                   103,146

    NET REALIZED AND UNREALIZED GAIN (LOSS)    Net realized gain (loss) on:
       ON INVESTMENTS, FOREIGN CURRENCY AND       Investments                                                         3,247,834
                  FOREIGN CAPITAL GAINS TAX       Foreign currency transactions                                         (21,127)
                                                                                                                 --------------
                                                     Net realized gain                                                3,226,707
                                               Net change in unrealized appreciation/depreciation on:
                                                  Investments                                                        (5,922,979)
                                                  Foreign currency translations                                         (10,075)
                                                  Foreign capital gains tax                                              (5,283)
                                                                                                                 --------------
                                                     Net change in unrealized appreciation/depreciation              (5,938,337)
                                                                                                                 --------------
                                               Net Loss                                                              (2,711,630)
                                                                                                                 --------------
                                               Net Decrease in Net Assets from Operations                            (2,608,484)

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     COLUMBIA GLOBAL EQUITY FUND

                                                                                    (UNAUDITED)
                                                                                     SIX MONTHS            PERIOD             YEAR
                                                                                          ENDED             ENDED            ENDED
                                                                                  SEPTEMBER 30,         MARCH 31,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                     2004 ($)      2004 (a) ($)         2003 ($)
----------------------------------   ---------------------------------------------------------------------------------------------
                        OPERATIONS   Net investment income (loss)                       103,146          (217,416)         (21,508)
                                     Net realized gain (loss) on investments
                                       and foreign currency transactions              3,226,707         9,148,124         (713,437)
                                     Net change in unrealized
                                       appreciation/depreciation on
                                       investments, foreign currency
                                       translations and foreign
                                       capital gains tax                             (5,938,337)            4,095       22,780,177
                                                                                --------------------------------------------------
                                         Net Increase (Decrease) from
                                           Operations                                (2,608,484)        8,934,803       22,045,232

                SHARE TRANSACTIONS   Class A:
                                       Subscriptions                                  1,264,274         1,241,879       12,175,735
                                       Redemptions                                   (6,384,151)       (6,393,224)     (26,573,456)
                                                                                --------------------------------------------------
                                         Net Decrease                                (5,119,877)       (5,151,345)     (14,397,721)
                                     Class B:
                                       Subscriptions                                    614,247           776,834        1,954,807
                                       Redemptions                                   (2,879,888)       (2,636,968)      (6,477,502)
                                                                                --------------------------------------------------
                                         Net Decrease                                (2,265,641)       (1,860,134)      (4,522,695)
                                     Class C:
                                       Subscriptions                                     64,441           100,196        1,047,800
                                       Redemptions                                     (228,487)          (73,996)      (1,282,852)
                                                                                --------------------------------------------------
                                         Net Increase (Decrease)                       (164,046)           26,200         (235,052)
                                     Net Decrease from Share Transactions            (7,549,564)       (6,985,279)     (19,155,468)
                                                                                --------------------------------------------------
                                           Total Increase (Decrease)
                                             in Net Assets                          (10,158,048)        1,949,524        2,889,764

                        NET ASSETS   Beginning of period                            105,418,539       103,469,015      100,579,251
                                     End of period                                   95,260,491       105,418,539      103,469,015
                                     Undistributed net investment
                                       income (loss) at end of period                    87,283           (15,863)         (16,818)

                 CHANGES IN SHARES   Class A:
                                       Subscriptions                                    117,401           113,988        1,422,741
                                       Redemptions                                     (590,268)         (588,668)      (3,097,312)
                                                                                --------------------------------------------------
                                         Net Decrease                                  (472,867)         (474,680)      (1,674,571)
                                     Class B:
                                       Subscriptions                                     58,846            74,368          227,223
                                       Redemptions                                     (276,750)         (251,701)        (755,297)
                                                                                --------------------------------------------------
                                         Net Decrease                                  (217,904)         (177,333)        (528,074)
                                     Class C:
                                       Subscriptions                                      6,228             9,513          127,173
                                       Redemptions                                      (22,195)           (7,101)        (155,403)
                                                                                --------------------------------------------------
                                         Net Increase (Decrease)                        (15,967)            2,412          (28,230)

(a)  The Fund changed its fiscal year end from October 31 to March 31.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004 (UNAUDITED)                       COLUMBIA GLOBAL EQUITY FUND

NOTE 1. ORGANIZATION

Columbia Global Equity Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in global equities.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for the possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

   Unrealized appreciation                     $   9,151,838
   Unrealized depreciation                        (7,032,151)
                                               -------------
     Net unrealized appreciation               $   2,119,687

The following capital loss carryforwards, determined as of March 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF              CAPITAL LOSS
    EXPIRATION             CARRYFORWARD
    -----------------------------------
        2007               $ 17,194,903
        2008                  1,298,350
        2010                    586,253
    -----------------------------------
                           $ 19,079,506

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Columbia, the Transfer Agent and the Distributor, are each indirect wholly owned subsidiaries of Bank of America Corporation ("BOA").

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

   AVERAGE DAILY NET ASSETS    ANNUAL FEE RATE
   -------------------------------------------
       First $1 billion             0.40%
       Over $1 billion              0.35%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended September 30, 2004, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.045%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended September 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.49%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended September 30, 2004, the Distributor has retained net underwriting discounts of $1,558 on sales of the Fund's Class A shares and received CDSC fees of $1, $18,060 and $264 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended September 30, 2004, the Fund paid $724 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $31,962,905 and $38,384,163, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended September 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended September 30, 2004, Columbia has assumed $4,035 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. NAME CHANGE

Effective October 13, 2003, the Liberty Newport Global Equity Fund was renamed Columbia Global Equity Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from October 31 to March 31.

FINANCIAL HIGHLIGHTS

                                                     COLUMBIA GLOBAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                    SIX MONTHS        PERIOD
                                         ENDED         ENDED
                                 SEPTEMBER 30,      MARCH 31,                       YEAR ENDED OCTOBER 31,
CLASS A SHARES                            2004        2004(a)        2003         2002        2001        2000          1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $       11.09      $   10.19      $   8.12     $  10.36   $   16.51   $   16.85      $   14.92

INCOME FROM
INVESTMENT OPERATIONS:
Net investment
income (loss) (b)                         0.02          (0.02)         0.01         0.02        0.03        0.04           0.20(c)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                        (0.29)          0.92          2.06        (2.26)      (4.04)       1.34           2.47
                                 -------------      ---------      --------     --------   ---------   ---------      ---------
Total from Investment
Operations                               (0.27)          0.90          2.07        (2.24)      (4.01)       1.38           2.67

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  --             --            --           --          --       (0.01)         (0.16)
From net realized gains                     --             --            --           --       (2.12)      (1.71)         (0.58)
In excess of net realized gains             --             --            --           --       (0.02)         --             --
                                 -------------      ---------      --------     --------   ---------   ---------      ---------
Total Distributions
Declared to Shareholders                    --             --            --           --       (2.14)      (1.72)         (0.74)

NET ASSET VALUE, END OF PERIOD   $       10.82      $   11.09      $  10.19     $   8.12   $   10.36   $   16.51      $   16.85
Total return (d)                         (2.43)%(e)      8.83%(e)     25.49%(f)   (21.62)%    (27.50)%      7.89%         18.31%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                              1.61%(h)       1.64%(h)      1.66%        1.57%       1.39%       1.23%(i)       1.33%(c)
Net investment
income (loss) (g)                         0.35%(h)      (0.34)%(h)     0.13%        0.17%       0.26%       0.20%(i)       1.21%(c)
Waiver/reimbursement                        --             --          0.03%          --          --          --             --
Portfolio turnover rate                     32%(e)         57%(e)        95%          59%         84%         63%            43%
Net assets, end of
period (000's)                   $      77,251      $  84,393      $ 82,366     $ 79,227   $ 127,953   $ 169,701      $ 174,521

(a)  The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

                                   (UNAUDITED)
                                    SIX MONTHS         PERIOD
                                         ENDED          ENDED
                                 SEPTEMBER 30,      MARCH 31,                       YEAR ENDED OCTOBER 31,
CLASS B SHARES                            2004        2004(a)        2003         2002        2001       2000          1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $       10.71      $    9.87      $   7.93     $  10.19   $   16.39   $   16.84      $  14.91

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                        (0.02)         (0.05)        (0.05)       (0.05)      (0.06)      (0.09)         0.07(c)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                        (0.27)          0.89          1.99        (2.21)      (4.00)       1.33          2.48
                                 -------------      ---------      --------     --------   ---------   ---------      --------
Total from Investment
Operations                               (0.29)          0.84          1.94        (2.26)      (4.06)       1.24          2.55

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  --             --            --           --          --       (0.01)        (0.04)
From net realized gains                     --             --            --           --       (2.12)      (1.68)        (0.58)
In excess of net realized gains             --             --            --           --       (0.02)         --            --
                                 -------------      ---------      --------     --------   ---------   ---------      --------
Total Distributions
Declared to Shareholders                    --             --            --           --       (2.14)      (1.69)        (0.62)

NET ASSET VALUE, END OF PERIOD   $       10.42      $   10.71      $   9.87     $   7.93   $   10.19   $   16.39      $  16.84
Total return (d)                         (2.71)%(e)      8.51%(e)     24.46%(f)   (22.18)%    (28.08)%      6.97%        17.50%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                              2.36%(h)       2.39%(h)      2.41%        2.32%       2.14%       1.98%(i)      2.08%(c)
Net investment
income (loss) (g)                        (0.40)%(h)     (1.09)%(h)    (0.62)%      (0.58)%     (0.49)%     (0.55)%(i)     0.46%(c)
Waiver/reimbursement                        --             --          0.03%          --          --          --            --
Portfolio turnover rate                     32%(e)         57%(e)        95%          59%         84%         63%           43%
Net assets, end of
period (000's)                   $      17,077      $  19,896      $ 20,086     $ 20,311   $  38,083   $  15,405      $  7,594

(a)  The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

                                   (UNAUDITED)
                                    SIX MONTHS         PERIOD
                                         ENDED          ENDED
                                 SEPTEMBER 30,      MARCH 31,                       YEAR ENDED OCTOBER 31,
CLASS C SHARES                            2004        2004(a)        2003         2002        2001       2000          1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $       10.70      $    9.86      $   7.93     $  10.20   $   16.40   $   16.84      $  14.92

INCOME FROM
INVESTMENT OPERATIONS:
Net investment
income (loss) (b)                        (0.02)         (0.05)        (0.05)       (0.05)      (0.06)      (0.09)         0.07(c)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                        (0.28)          0.89          1.98        (2.22)      (4.00)       1.34          2.47
                                 -------------      ---------      --------     --------   ---------   ---------      --------
Total from Investment
Operations                               (0.30)          0.84          1.93        (2.27)      (4.06)       1.25          2.54

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  --             --            --           --          --       (0.01)        (0.04)
From net realized gains                     --             --            --           --       (2.12)      (1.68)        (0.58)
In excess of net realized gains             --             --            --           --       (0.02)         --            --
                                 -------------      ---------      --------     --------   ---------   ---------      --------
Total Distributions
Declared to Shareholders                    --             --            --           --       (2.14)      (1.69)        (0.62)

NET ASSET VALUE, END OF PERIOD   $       10.40      $   10.70      $   9.86     $   7.93   $   10.20   $   16.40      $  16.84
Total return (d)                         (2.80)%(e)      8.52%(e)     24.34%(f)   (22.25)%    (28.06)%      7.03%        17.42%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                              2.36%(h)       2.39%(h)      2.41%        2.32%       2.14%       1.98%(i)      2.08%(c)
Net investment
income (loss) (g)                        (0.40)%(h)     (1.09)%(h)    (0.62)%      (0.58)%     (0.49)%     (0.55)%(i)     0.46%(c)
Waiver/reimbursement                        --             --          0.03%          --          --          --            --
Portfolio turnover rate                     32%(e)         57%(e)        95%          59%         84%         63%           43%
Net assets, end of
period (000's)                   $         932     $    1,129      $  1,017    $   1,041   $   1,696   $   1,030      $  1,191

(a)  The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                     COLUMBIA GLOBAL EQUITY FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

COLUMBIA FUNDS

                                                     COLUMBIA GLOBAL EQUITY FUND

               LARGE GROWTH   Columbia Common Stock*
                              Columbia Growth*
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

                LARGE VALUE   Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

              MIDCAP GROWTH   Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth**

               MIDCAP VALUE   Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

               SMALL GROWTH   Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

                SMALL VALUE   Columbia Small Cap
                              Columbia Small Cap Value

                   BALANCED   Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                  SPECIALTY   Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

       TAXABLE FIXED-INCOME   Columbia Contrarian Income*
                              Columbia Corporate Bond*
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

                 TAX EXEMPT   Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

    SINGLE STATE TAX EXEMPT   Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond

               MONEY MARKET   Columbia Money Market
                              Columbia Municipal Money Market

       INTERNATIONAL/GLOBAL   Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe**
                              Columbia Global Equity
                              Columbia International Equity*
                              Columbia International Stock
                              Columbia Newport Asia Pacific**
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                      INDEX   Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.
** The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the liquidation, which will take effect on December 10, 2004.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and distributor subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA GLOBAL EQUITY FUND SEMIANNUAL REPORT, SEPTEMBER 30, 2004    PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                733-03/971S-0904 (11/04) 04/3393

[GRAPHIC]

COLUMBIA CONTRARIAN INCOME FUND

SEMIANNUAL REPORT

SEPTEMBER 30, 2004

[COLUMBIAFUNDS (R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Investment Portfolio                                                           7

Statement of Assets and Liabilities                                           16

Statement of Operations                                                       17

Statement of Changes in Net Assets                                            18

Notes to Financial Statements                                                 20

Financial Highlights                                                          25

Important Information About This Report                                       29

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                 COLUMBIA CONTRARIAN INCOME FUND

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                 COLUMBIA CONTRARIAN INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 09/30/04 (%)

   Treasury                              8.6
   Agency                               31.7
   Aaa                                   3.2
   Aa                                   17.5
   A                                    22.5
   Baa                                   8.5
   Ba                                    5.4
   B                                     2.6

MATURITY BREAKDOWN AS OF 09/30/04 (%)

   0-1 year                             18.7
   1-3 years                            20.0
   3-5 years                            34.6
   5-10 years                           26.5
   Over 10 years                         0.2

PORTFOLIO STRUCTURE AS OF 09/30/04 (%)

   Corporate fixed-income bonds & notes 57.2
   Collateralized mortgage obligations  16.0
   Mortgage-backed securities           15.6
   Government obligations                9.6
   Cash, net receivables & payables      1.6

Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. Quality breakdown is calculated as a percentage of total investments.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.49% WITHOUT SALES CHARGE.

- THE FUND OUTPERFORMED ITS BENCHMARK, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, WHICH RETURNED 0.27%. IT ALSO DID BETTER THAN ITS PEER GROUP, THE LIPPER CORPORATE DEBT FUNDS A-RATED CATEGORY, WHICH AVERAGED 0.34%.

- THE FUND'S EMPHASIS ON CORPORATE BONDS HELPED THE FUND EKE OUT A POSITIVE RETURN IN A PERIOD THAT WAS GENERALLY CHALLENGING FOR THE BOND MARKET.

[CHART]

CLASS A SHARES                                      0.49%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX        0.27%

                                    OBJECTIVE
    To provide a high level of current income consistent with preservation of capital.

                                TOTAL NET ASSETS
                                  $52.8 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                 COLUMBIA CONTRARIAN INCOME FUND

[CHART]

VALUE OF $10,000 INVESTMENT 10/01/94 - 09/30/04

                  CLASS A SHARES         CLASS A SHARES     LEHMAN BROTHERS GOVERNMENT/
               WITHOUT SALES CHARGE    WITH SALES CHARGE         CREDIT BOND INDEX
 10/1/1994                $  10,000            $   9,525                      $  10,000
10/31/1994                $  10,013            $   9,537                      $   9,989
11/30/1994                $   9,940            $   9,468                      $   9,971
12/31/1994                $   9,932            $   9,460                      $  10,037
 1/31/1995                $  10,097            $   9,617                      $  10,230
 2/28/1995                $  10,235            $   9,749                      $  10,467
 3/31/1995                $  10,269            $   9,781                      $  10,537
 4/30/1995                $  10,380            $   9,887                      $  10,685
 5/31/1995                $  10,593            $  10,089                      $  11,132
 6/30/1995                $  10,723            $  10,214                      $  11,221
 7/31/1995                $  10,758            $  10,247                      $  11,177
 8/31/1995                $  10,870            $  10,354                      $  11,321
 9/30/1995                $  11,015            $  10,492                      $  11,436
10/31/1995                $  11,206            $  10,674                      $  11,604
11/30/1995                $  11,418            $  10,876                      $  11,796
12/31/1995                $  11,618            $  11,066                      $  11,969
 1/31/1996                $  11,656            $  11,103                      $  12,043
 2/29/1996                $  11,340            $  10,802                      $  11,788
 3/31/1996                $  11,301            $  10,764                      $  11,689
 4/30/1996                $  11,195            $  10,663                      $  11,608
 5/31/1996                $  11,168            $  10,637                      $  11,588
 6/30/1996                $  11,286            $  10,750                      $  11,743
 7/31/1996                $  11,306            $  10,769                      $  11,770
 8/31/1996                $  11,320            $  10,782                      $  11,740
 9/30/1996                $  11,510            $  10,963                      $  11,949
10/31/1996                $  11,761            $  11,202                      $  12,228
11/30/1996                $  11,989            $  11,420                      $  12,453
12/31/1996                $  11,851            $  11,288                      $  12,314
 1/31/1997                $  11,861            $  11,297                      $  12,329
 2/28/1997                $  11,869            $  11,305                      $  12,355
 3/31/1997                $  11,673            $  11,119                      $  12,208
 4/30/1997                $  11,879            $  11,314                      $  12,386
 5/31/1997                $  11,974            $  11,405                      $  12,501
 6/30/1997                $  12,143            $  11,566                      $  12,651
 7/31/1997                $  12,651            $  12,050                      $  13,039
 8/31/1997                $  12,438            $  11,847                      $  12,893
 9/30/1997                $  12,673            $  12,071                      $  13,095
10/31/1997                $  12,969            $  12,353                      $  13,304
11/30/1997                $  13,068            $  12,447                      $  13,375
12/31/1997                $  13,225            $  12,596                      $  13,515
 1/31/1998                $  13,439            $  12,800                      $  13,706
 2/28/1998                $  13,381            $  12,745                      $  13,679
 3/31/1998                $  13,433            $  12,795                      $  13,721
 4/30/1998                $  13,460            $  12,821                      $  13,790
 5/31/1998                $  13,655            $  13,007                      $  13,937
 6/30/1998                $  13,808            $  13,152                      $  14,079
 7/31/1998                $  13,827            $  13,171                      $  14,091
 8/31/1998                $  14,136            $  13,464                      $  14,365
 9/30/1998                $  14,553            $  13,862                      $  14,776
10/31/1998                $  14,422            $  13,737                      $  14,671
11/30/1998                $  14,464            $  13,777                      $  14,759
12/31/1998                $  14,514            $  13,825                      $  14,796
 1/31/1999                $  14,638            $  13,942                      $  14,901
 2/28/1999                $  14,431            $  13,746                      $  14,547
 3/31/1999                $  14,535            $  13,845                      $  14,619
 4/30/1999                $  14,566            $  13,874                      $  14,656
 5/31/1999                $  14,455            $  13,768                      $  14,505
 6/30/1999                $  14,413            $  13,728                      $  14,460
 7/31/1999                $  14,344            $  13,663                      $  14,419
 8/31/1999                $  14,325            $  13,645                      $  14,408
 9/30/1999                $  14,496            $  13,807                      $  14,538
10/31/1999                $  14,483            $  13,795                      $  14,575
11/30/1999                $  14,497            $  13,809                      $  14,567
12/31/1999                $  14,416            $  13,731                      $  14,478
 1/31/2000                $  14,402            $  13,718                      $  14,473
 2/29/2000                $  14,576            $  13,883                      $  14,654
 3/31/2000                $  14,832            $  14,128                      $  14,867
 4/30/2000                $  14,721            $  14,022                      $  14,794
 5/31/2000                $  14,720            $  14,020                      $  14,781
 6/30/2000                $  15,016            $  14,302                      $  15,082
 7/31/2000                $  15,145            $  14,425                      $  15,242
 8/31/2000                $  15,364            $  14,634                      $  15,457
 9/30/2000                $  15,389            $  14,658                      $  15,516
10/31/2000                $  15,458            $  14,724                      $  15,613
11/30/2000                $  15,743            $  14,995                      $  15,880
12/31/2000                $  16,059            $  15,296                      $  16,193
 1/31/2001                $  16,231            $  15,460                      $  16,465
 2/28/2001                $  16,396            $  15,618                      $  16,635
 3/31/2001                $  16,491            $  15,708                      $  16,711
 4/30/2001                $  16,353            $  15,576                      $  16,586
 5/31/2001                $  16,426            $  15,646                      $  16,682
 6/30/2001                $  16,468            $  15,685                      $  16,762
 7/31/2001                $  16,838            $  16,038                      $  17,180
 8/31/2001                $  16,983            $  16,176                      $  17,400
 9/30/2001                $  17,251            $  16,432                      $  17,560
10/31/2001                $  17,507            $  16,675                      $  18,006
11/30/2001                $  17,295            $  16,473                      $  17,711
12/31/2001                $  17,194            $  16,378                      $  17,571
 1/31/2002                $  17,241            $  16,422                      $  17,699
 2/28/2002                $  17,370            $  16,545                      $  17,849
 3/31/2002                $  17,056            $  16,246                      $  17,487
 4/30/2002                $  17,368            $  16,543                      $  17,826
 5/31/2002                $  17,581            $  16,746                      $  17,990
 6/30/2002                $  17,745            $  16,902                      $  18,143
 7/31/2002                $  18,027            $  17,171                      $  18,361
 8/31/2002                $  18,222            $  17,356                      $  18,772
 9/30/2002                $  18,564            $  17,683                      $  19,176
10/31/2002                $  18,483            $  17,605                      $  18,992
11/30/2002                $  18,435            $  17,559                      $  19,003
12/31/2002                $  18,816            $  17,922                      $  19,507
 1/31/2003                $  18,780            $  17,888                      $  19,507
 2/28/2003                $  19,002            $  18,100                      $  19,854
 3/31/2003                $  19,019            $  18,116                      $  19,828
 4/30/2003                $  19,103            $  18,196                      $  20,040
 5/31/2003                $  19,409            $  18,487                      $  20,609
 6/30/2003                $  19,385            $  18,464                      $  20,527
 7/31/2003                $  19,017            $  18,114                      $  19,667
 8/31/2003                $  19,026            $  18,123                      $  19,797
 9/30/2003                $  19,418            $  18,496                      $  20,424
10/31/2003                $  19,271            $  18,355                      $  20,165
11/30/2003                $  19,290            $  18,374                      $  20,219
12/31/2003                $  19,419            $  18,497                      $  20,419
 1/31/2004                $  19,505            $  18,578                      $  20,605
 2/29/2004                $  19,655            $  18,721                      $  20,857
 3/31/2004                $  19,783            $  18,843                      $  21,048
 4/30/2004                $  19,450            $  18,526                      $  20,402
 5/31/2004                $  19,334            $  18,415                      $  20,298
 6/30/2004                $  19,396            $  18,474                      $  20,381
 7/31/2004                $  19,551            $  18,622                      $  20,598
 8/31/2004                $  19,854            $  18,911                      $  21,034
 9/30/2004                $  19,880            $  18,936                      $  21,110

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04

   SHARE CLASS                    A                  B                  C              Z
--------------------------------------------------------------------------------------------
   INCEPTION                   01/31/89           09/15/99           09/15/99       09/15/99
--------------------------------------------------------------------------------------------
   SALES CHARGE             WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
--------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      0.49    -4.28      0.11    -4.82      0.11    -0.87     0.63
   1-YEAR                    2.37    -2.49      1.67    -3.25      1.68     0.69     2.48
   5-YEAR                    6.53     5.49      5.73     5.41      5.75     5.75     6.64
   10-YEAR                   7.11     6.59      6.70     6.70      6.71     6.71     7.18

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and Z shares (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception date of the new class shares. The newer class shares returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A shares were initially offered January 31, 1989 and Class B, C and Z shares were initially offered September 15, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04 ($)

   SALES CHARGE:     WITHOUT        WITH
------------------------------------------
   Class A           19,880        18,936
   Class B           19,131        19,131
   Class C           19,153        19,153
   Class Z           19,999           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                 COLUMBIA CONTRARIAN INCOME FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

               ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
              ACTUAL     HYPOTHETICAL     ACTUAL     HYPOTHETICAL     ACTUAL     HYPOTHETICAL
  Class A    1,000.00      1,000.00      1,004.96      1,021.06        4.02          4.05              0.80
  Class B    1,000.00      1,000.00      1,001.15      1,017.30        7.78          7.84              1.55
  Class C    1,000.00      1,000.00      1,001.15      1,017.30        7.78          7.84              1.55
  Class Z    1,000.00      1,000.00      1,006.32      1,022.31        2.77          2.79              0.55

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                 COLUMBIA CONTRARIAN INCOME FUND

During the six-month period that began April 1, 2004, and ended September 30, 2004, the US economy continued to grow at a healthy pace, despite uncertainty about job growth, rising energy prices and a slowdown in consumer spending. The economy encountered a soft patch in the spring, as the rate of growth slowed from 4.5% to 3.3%, but data for the summer months suggested that it picked up again in the third quarter.

Job growth dominated the economic news. More than one million jobs were created between March and June, and consumer confidence soared to its highest level in two years. However, job growth fell below expectations in July and August and consumer confidence fell. According to the Labor Department's payroll survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers cautious about the months ahead.

Consumer spending held up in the first half of the period, as last year's tax rebates and tax cuts continued to work their way into household budgets. Even when spending declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

BONDS EKE OUT A POSITIVE RETURN

Early in the period, the US bond market was beset with volatility. Bond prices fell and yields rose when job growth picked up in the spring and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a boost in the last three months of the period. The 10-year Treasury yield ended the period at 4.1%, very close to where it started. In this environment, the Lehman Brothers Aggregate Bond Index returned 0.68%.

High-yield bonds, which can be less sensitive to changing interest rates, gained 3.72%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. A relatively strong economy improved credit quality and the sector's high yields attracted investors seeking income. Municipal and mortgage bonds rose more than 1.4% for the period, outperforming Treasury bonds.(1)

STOCKS STAND STILL

Despite solid profit growth and a growing economy, the stock market failed to advance during the reporting period. The S&P 500 Index returned negative 0.18%. Leadership passed from small-cap stocks to mid- and large-cap stocks, and value stocks continued to lead growth stocks. However, in the final month of the period, small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

HIGHER SHORT-TERM INTEREST RATES

After a year of the lowest short-term interest rates in recent history, The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. Because the Fed's moves were widely anticipated, these rate increases have had little if any impact on the financial markets since they commenced.

(1)  Lehman Brothers Municipal Bond Index; Merrill Lynch Mortgage Master Index.

[SIDENOTE]

SUMMARY:

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2004

- INVESTMENT GRADE BONDS EKED OUT MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.68%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 3.72%

[CHART]

MERRILL LYNCH INDEX       3.72%
LEHMAN INDEX              0.68%

- STOCK PRICES WERE DOWN, AS MEASURED BY THE S&P 500 INDEX AND THE BROADER RUSSELL 3000 INDEX. THE MARKET RETREATED AS A HOST OF UNCERTAINTIES UNSETTLED INVESTORS.

[CHART]

S&P 500 INDEX             -0.18%
RUSSELL 3000 INDEX        -0.60%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

PORTFOLIO MANAGER'S REPORT

                                                 COLUMBIA CONTRARIAN INCOME FUND

For the six-month period ended September 30, 2004, Columbia Contrarian Income Fund Class A shares returned 0.49% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Government/Credit Bond Index, which returned 0.27%. It also did better than the average return of the Lipper Corporate Debt Funds A-rated Category, which was 0.34%.(1) We believe an overweight in corporate bonds, which produced strong results, was responsible for the fund's modest outperformance relative to its benchmark.

A SLOWDOWN IN ECONOMIC GROWTH

After showing strong growth for more than a year, various reports indicated that the economy hit a soft spot halfway through the six-month reporting period. The Federal Reserve acknowledged the economy's slower growth but indicated that it was something of an aberration and proceeded to raise a key short-term interest rate, the federal funds rate, from 1.00% to 1.75% in three equal steps between June and September. Despite the Fed's actions, yields on longer-term bonds declined and bond prices rose in light of the forecasts for slower, though solid, economic growth.

MAINTAINING A DEFENSIVE POSTURE

The fund aimed its investment strategy at mitigating the effects of potentially higher inflation and rising interest rates. This approach was based on our belief that the economy has the potential for continued improvement and that bond yields and inflation are also likely to rise. As a result of this outlook, we modestly reduced our position in corporate bonds during the period. We used the proceeds from the sale of corporate bonds to build a 5% stake in Treasury Inflation-Protected securities, commonly called TIPs. These are Treasury bonds whose principal increases at the same rate as inflation, as measured by the Consumer Price Index (CPI). The interest payments on TIPs are calculated based on the inflation-adjusted principal, so they also have the potential to increase. We added as well to the fund's position in collateralized mortgage obligations (CMOs), favoring AAA-rated agency securities which offered a yield advantage over Treasury securities.

We invested approximately 10% of the fund's assets in "floating rate" notes of major corporations. Floating rate notes are bonds with variable yields, typically pegged to a key interest rate, such as LIBOR (London Interbank Offered
Rate). A floating rate note provides a measure of protection in periods of rising interest rates, but pays a lower yield than a fixed-rate note.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class A                       10.98
   Class B                       11.08
   Class C                       11.05
   Class Z                       10.86

DISTRIBUTIONS PER SHARE 04/01/04 - 09/30/04 ($)

   Class A                       0.21
   Class B                       0.17
   Class C                       0.17
   Class Z                       0.22

Your Fund is actively managed and its portfolio will change over time.

In anticipation of higher interest rates, we kept the fund's duration shorter than its benchmark. Duration is a measure of interest rate sensitivity, and shortening duration can enhance a fund's price stability in a rising rate environment. The portfolio's shorter duration actually held back performance because interest rates declined within most maturity ranges. However, we believe that rates are ultimately moving higher and the fund's shorter duration has the potential to help performance going forward.

HIGH-YIELD BONDS AIDED PERFORMANCE

About 8% of the portfolio was invested in non-investment grade high-yield bonds. Our focus was on higher quality issues with BB quality ratings. Relatively strong GDP growth and rising corporate profits provided an excellent backdrop for high-yield bonds, and they were one of the better performing asset classes over the six months. We expect the high-yield bonds in the portfolio to continue to benefit the fund if the economy continues to grow.

POSITIONED FOR RECOVERY AND HIGHER INFLATION

For more than a year, we have maintained a defensive strategy that is targeted at shielding the fund from the effects of higher inflation and rising interest rates. It appears that this approach was somewhat premature, as a slight pullback in economic growth has kept inflation and interest rates relatively low. However, we have already seen a rise in commodity prices, particularly oil and natural gas, and believe it is only a matter of time before inflation and interest rates move higher. We believe that the fund should benefit from the portfolio's conservative structure.

[PHOTO OF PAUL C. ROCHELEAU]

Paul C. Rocheleau has managed or co-managed Columbia Contrarian Income Fund since December 1998 and has been with the advisor or its predecessors or affiliate organizations since December 1992.

/s/ Paul C. Rocheleau

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia Contrarian Income Fund into the Columbia Quality Plus Bond Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the reorganization is expected to be on or around February 25, 2005 or such a date parties may agree.

An investment in the fund offers attractive income and total return opportunities but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates. Bond prices and interest rates have an inverse relationship such that as interest rates rise, prices of bonds generally fall and vice versa.

[SIDENOTE]

WE BELIEVE THAT THE FUND SHOULD BENEFIT FROM THE PORTFOLIO'S CONSERVATIVE STRUCTURE.

INVESTMENT PORTFOLIO
SEPTEMBER 30, 2004 (UNAUDITED)                   COLUMBIA CONTRARIAN INCOME FUND

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 57.2%
BASIC MATERIALS - 1.5%
CHEMICALS - 0.6%

                                Airgas, Inc.   9.125% 10/01/11                                         150,000          168,750
              Dupont (E.I.) de Nemours & Co.   8.250% 09/15/06                                         100,000          109,952
                       Equistar Chemicals LP   10.625% 05/01/11                                         50,000           57,000
                                                                                               Chemicals Total          335,702

MINING - 0.9%

                                 Alcoa, Inc.   5.375% 01/15/13                                         175,000          183,852
                                               7.375% 08/01/10                                         250,000          291,085
                                                                                                  MINING TOTAL          474,937
                                                                                                                 --------------
                                                                                         BASIC MATERIALS TOTAL          810,639

COMMUNICATIONS - 4.5%
ADVERTISING - 0.6%

                           Lamar Media Corp.   7.250% 01/01/13                                         200,000          215,500
                R.H. Donnelley Finance Corp.   10.875% 12/15/12 (a)                                     50,000           60,625
                                               10.875% 12/15/12                                         25,000           30,312
                                                                                             Advertising Total          306,437

INTERNET - 0.1%

                             InterActiveCorp   6.750% 11/15/05                                          50,000           51,993
                                                                                                Internet Total           51,993

MEDIA - 2.5%

                                   CBS Corp.   7.150% 05/20/05                                          75,000           77,158
          Comcast Cable Communications, Inc.   6.200% 11/15/08                                          50,000           54,061
                                               6.875% 06/15/09                                         100,000          111,081
                                               8.375% 03/15/13                                          84,000          101,517
                          Dex Media East LLC   12.125% 11/15/12                                         49,000           60,760
                        DirecTV Holdings LLC   8.375% 03/15/13                                         125,000          142,500
                          Echostar DBS Corp.   5.750% 10/01/08                                         200,000          201,000
                        Houghton Mifflin Co.   9.875% 02/01/13                                          20,000           21,000
                          Rogers Cable, Inc.   7.875% 05/01/12                                          75,000           81,716
              Sinclair Broadcast Group, Inc.   8.750% 12/15/11                                         100,000          109,000
                                Viacom, Inc.   5.625% 08/15/12                                         325,000          340,386
                                                                                                   Media Total        1,300,179

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATIONS - 1.3%

                             GTE South, Inc.   6.000% 02/15/08                                         100,000          106,664
                       Nextel Communications   9.500% 02/01/11                                         150,000          169,875
                                Pacific Bell   6.250% 03/01/05                                         100,000          101,608
                    SBC Communications, Inc.   5.875% 02/01/12                                         315,000          336,250
                                                                                      Telecommunications Total          714,397
                                                                                                                 --------------
                                                                                          COMMUNICATIONS TOTAL        2,373,006

CONSUMER CYCLICAL - 5.1%
AUTO MANUFACTURERS - 0.8%

            DaimlerChrysler NA Holding Corp.   7.300% 01/15/12                                         350,000          399,455
                                                                                      Auto Manufacturers Total          399,455

ENTERTAINMENT - 0.0%

                  Speedway Motorsports, Inc.   6.750% 06/01/13                                          25,000           26,062
                                                                                           Entertainment Total           26,062

HOME BUILDERS - 0.3%

                                  Toll Corp.   8.250% 12/01/11                                         150,000          165,750
                                                                                           Home Builders Total          165,750
HOUSEWARES - 0.2%

                         Illinois Tool Works   6.875% 11/15/08                                         100,000          112,184
                                                                                              Housewares Total          112,184
LODGING - 1.0%

                Harrah's Operating Co., Inc.   7.875% 12/15/05                                         100,000          105,250
                             MGM Grand, Inc.   6.000% 10/01/09                                          50,000           50,750
                                               9.750% 06/01/07                                         200,000          222,500
              Park Place Entertainment Corp.   9.375% 02/15/07                                         125,000          138,750
                   Starwood Hotels & Resorts   7.375% 05/01/07                                          25,000           26,938
                                                                                                 Lodging Total          544,188

RETAIL - 2.3%

                            Autonation, Inc.   9.000% 08/01/08                                          25,000           28,687
                            McDonald's Corp.   5.375% 04/30/07                                         300,000          315,552
                                               6.000% 04/15/11                                         125,000          136,427
                                Target Corp.   5.500% 04/01/07                                         100,000          105,769
                                               5.950% 05/15/06                                          50,000           52,459

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
RETAIL - (CONTINUED)

                       Wal-Mart Stores, Inc.   5.450% 08/01/06                                         150,000          156,722
                                               6.875% 08/10/09                                         250,000          283,905
                                               8.000% 09/15/06                                         100,000          109,423
                                                                                                  Retail Total        1,188,944

TOYS/GAMES/HOBBIES - 0.5%

                                Hasbro, Inc.   6.150% 07/15/08                                         250,000          265,625
                                                                                      Toys/Games/Hobbies Total          265,625
                                                                                                                 --------------
                                                                                       CONSUMER CYCLICAL TOTAL        2,702,208

CONSUMER NON-CYCLICAL - 15.5%
BEVERAGES - 1.9%

                               Coca-Cola Co.   5.750% 03/15/11                                         100,000          108,642
                 Coca-Cola Enterprises, Inc.   4.375% 09/15/09                                         500,000          511,385
                                               5.375% 08/15/06                                         125,000          130,411
                  Constellation Brands, Inc.   8.125% 01/15/12                                          75,000           82,688
                    Cott Beverages USA, Inc.   8.000% 12/15/11                                          25,000           27,250
                          Diageo Capital PLC   7.250% 11/01/09                                         100,000          114,512
                                                                                               Beverages Total          974,888

COMMERCIAL SERVICES - 0.9%

                            Deluxe Corp. (a)   3.500% 10/01/07                                         210,000          209,456
                                 Hertz Corp.   6.625% 05/15/08                                          50,000           53,243
                         Iron Mountain, Inc.   8.625% 04/01/13                                         200,000          217,500
                                                                                     Commercial Services Total          480,199

COSMETICS/PERSONAL CARE - 2.3%

                       Colgate-Palmolive Co.   3.980% 04/29/05                                         300,000          302,994
                                               5.340% 03/27/06                                         100,000          103,755
                                Gillette Co.   4.000% 06/30/05                                         400,000          404,736
                        Procter & Gamble Co.   4.000% 04/30/05                                         400,000          403,600
                                                                                 Cosmetics/Personal Care Total        1,215,085

FOOD - 6.7%

                           Campbell Soup Co.   5.875% 10/01/08                                         250,000          269,465
                               ConAgra, Inc.   6.000% 09/15/06                                         250,000          263,162
                         General Mills, Inc.   5.125% 02/15/07                                         400,000          416,692
                           Kraft Foods, Inc.   1.960% 11/26/04 (b)                                   1,000,000          999,840

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
FOOD - (CONTINUED)

                                  Kroger Co.   7.000% 05/01/18                                         100,000          113,474
               Pepsi Bottling Holdings, Inc.   5.625% 02/17/09 (a)                                     550,000          591,734
                               Safeway, Inc.   5.800% 08/15/12                                         300,000          313,611
                                               6.500% 11/15/08                                         100,000          108,853
                                 Sysco Corp.   4.750% 07/30/05                                         350,000          356,241
                                               7.000% 05/01/06                                         100,000          106,230
                                                                                                    Food Total        3,539,302

HEALTHCARE SERVICES - 0.9%

                        Select Medical Corp.   9.500% 06/15/09                                          25,000           27,250
                    UnitedHealth Group, Inc.   3.375% 08/15/07                                         200,000          200,174
                                               5.200% 01/17/07                                         250,000          260,807
                                                                                     Healthcare Services Total          488,231

HOUSEHOLD PRODUCTS/WARES - 0.4%

                                  Scotts Co.   6.625% 11/15/13                                         190,000          199,500
                                                                                Household Products/Wares Total          199,500

PHARMACEUTICALS - 2.4%

                         Abbott Laboratories   6.400% 12/01/06                                         600,000          642,312
                     AmerisourceBergen Corp.   8.125% 09/01/08                                         125,000          138,125
                             Eli Lilly & Co.   5.500% 07/15/06                                         100,000          104,726
                                               6.000% 03/15/12                                         325,000          358,319
                    Omnicare, Inc., Series B   8.125% 03/15/11                                          25,000           27,187
                                                                                         Pharmaceuticals Total        1,270,669
                                                                                                                 --------------
                                                                                   CONSUMER NON-CYCLICAL TOTAL        8,167,874

ENERGY - 3.2%
COAL - 0.0%

                        Peabody Energy Corp.   Series B
                                               6.875% 03/15/13                                          25,000           27,062
                                                                                                    Coal Total           27,062

OIL & GAS - 1.9%

                   ChevronTexaco Capital Co.   3.500% 09/17/07                                         500,000          504,295
                          Marathon Oil Corp.   6.125% 03/15/12                                         300,000          326,361
                           Vintage Petroleum   7.875% 05/15/11                                          25,000           26,750
                                               8.250% 05/01/12                                         125,000          138,750
                                                                                               Oil & Gas Total          996,156

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)
OIL & GAS SERVICES - 0.6%

               Grant Prideco, Inc., Series B   9.625% 12/01/07                                         175,000          196,437
                   Key Energy Services, Inc.   6.375% 05/01/13                                          75,000           75,000
                 Universal Compression, Inc.   7.250% 05/15/10                                          25,000           26,563
                                                                                      Oil & Gas Services Total          298,000

PIPELINES - 0.7%

                    Consolidated Natural Gas   5.375% 11/01/06                                         350,000          365,460
                                                                                               Pipelines Total          365,460
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL        1,686,678

FINANCIALS - 20.6%
BANKS - 2.2%

                              Bank One Corp.   6.000% 08/01/08                                         200,000          216,294
                        Mellon Funding Corp.   6.400% 05/14/11                                         150,000          167,295
                           Wells Fargo & Co.   1.981% 03/24/05 (b)                                     500,000          499,770
                                               5.125% 09/01/12                                         250,000          260,602
                                                                                                   Banks Total        1,143,961

DIVERSIFIED FINANCIAL SERVICES - 15.1%

                 Alliance Capital Management   5.625% 08/15/06                                         200,000          208,928
                     American Express Credit   1.899% 12/16/04 (b)                                   1,000,000        1,000,180
                Bear Stearns Companies, Inc.   5.700% 01/15/07                                         240,000          253,488
                                               6.875% 10/01/05                                         100,000          104,132
                        Boeing Capital Corp.   5.650% 05/15/06                                         125,000          130,419
                                    Citicorp   6.375% 11/15/08                                         100,000          109,817
                             Citigroup, Inc.   2.035% 03/20/06 (b)                                     500,000          500,135
                                               5.500% 08/09/06                                         100,000          104,495
                       Countrywide Home Loan   5.625% 05/15/07                                         300,000          316,362
                       Ford Motor Credit Co.   6.875% 02/01/06                                         150,000          157,002
              General Electric Capital Corp.   1.900% 02/03/06 (b)                                     600,000          600,000
                                               4.250% 01/28/05                                         200,000          201,356
                   Goldman Sachs Group, Inc.   5.700% 09/01/12                                         400,000          420,712
                                               6.875% 01/15/11                                         150,000          169,270
                                               7.800% 01/28/10                                         150,000          174,588
                      Heller Financial, Inc.   6.375% 03/15/06                                         100,000          105,075

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS - (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)

                     Household Finance Corp.   6.400% 06/17/08                                         250,000          272,900
                                               7.200% 07/15/06                                         100,000          107,203
           International Lease Finance Corp.   2.840% 01/13/05 (b)                                     900,000          902,871
                               John Deere BV   5.875% 04/06/06                                         150,000          156,777
                    John Deere Capital Corp.   5.125% 10/19/06                                          75,000           77,955
                       Lehman Brothers, Inc.   6.625% 02/15/08                                         350,000          381,885
                   Merrill Lynch & Co., Inc.   6.560% 12/16/07                                         250,000          272,443
                                   SLM Corp.   1.860% 01/25/06 (b)                                   1,000,000        1,000,300
                   Toyota Motor Credit Corp.   5.650% 01/15/07                                         200,000          211,974
                                                                                         Diversified Financial
                                                                                                Services Total        7,940,267

INSURANCE - 1.3%

                              Allstate Corp.   5.375% 12/01/06                                         350,000          366,279
                    Genworth Financial, Inc.   4.750% 06/15/09                                         200,000          206,138
                      Lincoln National Corp.   6.500% 03/15/08                                         100,000          108,747
                                                                                               Insurance Total          681,164

INVESTMENT MANAGEMENT COMPANIES - 1.4%

        Credit Suisse First Boston USA, Inc.   2.211% 02/15/07 (b)                                     750,000          751,470
                                                                                         Investment Management
                                                                                               Companies Total          751,470

REAL ESTATE INVESTMENT TRUSTS - 0.1%

                       iStar Financial, Inc.   8.750% 08/15/08                                          34,000           38,736
                                                                                        Real Estate Investment
                                                                                                  Trusts Total           38,736

SAVINGS & LOANS - 0.3%

                      Washington Mutual Bank   6.875% 06/15/11                                         160,000          180,840
                                                                                         Savings & Loans Total          180,840

VENTURE CAPITAL - 0.2%

                    Arch Western Finance LLC   7.500% 07/01/13 (a)                                     100,000          107,750
                                                                                         Venture Capital Total          107,750
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       10,844,188

INDUSTRIALS - 5.5%
AEROSPACE & DEFENSE - 1.0%

                    L-3 Communications Corp.   7.625% 06/15/12                                         200,000          220,500
                   United Technologies Corp.   4.875% 11/01/06                                         300,000          311,307
                                                                                     Aerospace & Defense Total          531,807

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
BUILDING MATERIALS - 1.0%

                                 Masco Corp.   5.875% 07/15/12                                         400,000          429,716
                                               6.750% 03/15/06                                          75,000           79,126
                                                                                                      Building
                                                                                               Materials Total          508,842

HAND/MACHINE TOOLS - 0.2%

                               Snap-On, Inc.   6.625% 10/01/05                                          90,000           93,517
                                                                                                  Hand/Machine
                                                                                                   Tools Total           93,517

MACHINERY DIVERSIFIED - 0.5%

                                 Deere & Co.   6.950% 04/25/14                                         200,000          233,788
   Westinghouse Air Brake Technologies Corp.   6.875% 07/31/13                                          25,000           25,625
                                                                                                     Machinery
                                                                                             Diversified Total          259,413

MISCELLANEOUS MANUFACTURING - 1.1%

                                      3M Co.   4.150% 06/30/05                                         375,000          379,507
                     Cooper Industries, Inc.   6.375% 05/08/08                                          50,000           54,242
                          Ingersoll-Rand Co.   6.250% 05/15/06                                         150,000          157,449
                                                                                                 Miscellaneous
                                                                                           Manufacturing Total          591,198

PACKAGING & CONTAINERS - 0.9%

                                  Ball Corp.   6.875% 12/15/12                                         175,000          187,250
                       Silgan Holdings, Inc.   6.750% 11/15/13                                          70,000           71,400
                       Stone Container Corp.   9.750% 02/01/11                                         200,000          221,500
                                                                                                   Packaging &
                                                                                              Containers Total          480,150

TRANSPORTATION - 0.8%

          Burlington Northern Santa Fe Corp.   6.750% 07/15/11                                         150,000          168,909
                                   CSX Corp.   6.750% 03/15/11                                         100,000          111,254
                          Ryder System, Inc.   6.500% 05/15/05                                         115,000          117,320
                         Union Pacific Corp.   6.790% 11/09/07                                          50,000           54,577
                                                                                          Transportation Total          452,060
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL        2,916,987

UTILITIES - 1.3%
ELECTRIC - 0.8%

                  Exelon Generation Co., LLC   6.950% 06/15/11                                         200,000          225,802
                  Indiana Michigan Power Co.   6.450% 11/10/08                                          50,000           54,460
                          Kentucky Power Co.   6.450% 11/10/08                                         100,000          109,318
                                                                                                Electric Total          389,580

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
UTILITIES - (CONTINUED)
GAS - 0.5%

                               Sempra Energy   4.750% 05/15/09                                         275,000          283,423
                                                                                                     Gas Total          283,423
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL          673,003

                                               TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
                                               (COST OF $29,061,873)                                                 30,174,583

MORTGAGE-BACKED SECURITIES - 15.6%

            Federal Home Loan Mortgage Corp.   4.500% 05/01/19                                       3,883,444        3,873,234
                                               5.000% 10/01/18 - 01/01/19                            1,775,869        1,807,455
                                               7.000% 11/01/25 - 03/01/27                               19,109           20,339
                                               7.500% 09/01/25                                           5,029            5,415
                                               8.000% 06/01/26                                           7,084            7,748
                                               9.000% 04/01/17                                          12,704           13,253
                                                                                             Federal Home Loan
                                                                                                Mortgage Corp.
                                                                                                         Total        5,727,444

       Federal National Mortgage Association   5.000% 06/01/18                                       1,120,971        1,141,260
                                               9.250% 09/01/16                                           6,357            7,088
                                                                                              Federal National
                                                                                          Mortgage Association
                                                                                                         Total        1,148,348

    Government National Mortgage Association   5.000% 06/15/34                                       1,131,790        1,127,729
                                               7.000% 10/15/27 - 06/15/28                               98,771          105,559
                                               To Be Announced
                                               6.500% 10/21/34 (c)                                     120,000          126,487
                                                                                           Government National
                                                                                          Mortgage Association
                                                                                                         Total        1,359,775

                                               TOTAL MORTGAGE-BACKED SECURITIES
                                               (COST OF $8,172,887)                                                   8,235,567

COLLATERLIZED MORTGAGE
OBLIGATIONS - 16.0%

            Federal Home Loan Mortgage Corp.   4.000% 09/15/15                                       2,900,000        2,882,295
                                               4.500% 02/15/27 - 08/15/28                            2,310,000        2,321,756
                                               5.000% 06/15/26                                       1,400,000        1,416,458
                                                                                             Federal Home Loan
                                                                                                Mortgage Corp.
                                                                                                         Total        6,620,509

       Federal National Mortgage Association   4.000% 01/25/16                                       1,390,000        1,363,400
                                               4.500% 11/25/14                                         440,000          442,712
                                                                                              Federal National
                                                                                          Mortgage Association
                                                                                                         Total        1,806,112

                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (COST OF $8,481,062)                                                   8,426,621

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 9.6%
U.S. GOVERNMENT OBLIGATIONS - 8.9%

                 U.S. Treasury Notes & Bonds   1.625% 01/31/05                                          50,000           49,965
                                               3.500% 11/15/06                                         420,000          427,366
                                               4.000% 02/15/14                                       1,335,000        1,324,675

                                                                                         U.S. Treasury Notes &
                                                                                                   Bonds Total        1,802,006

         U.S. Treasury Inflation Index Notes   2.000% 01/15/14                                       1,793,908        1,836,863
                                               3.625% 01/15/08                                         996,557        1,092,904

                                                                                       U.S. Treasury Inflation
                                                                                             Index Notes Total        2,929,767
                                                                                                                 --------------
                                                                                               U.S. GOVERNMENT
                                                                                             OBLIGATIONS TOTAL        4,731,773

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%

        Mexico Government International Bond   4.625% 10/08/08                                         350,000          353,675
                                                                                                                 --------------
                                                                                            FOREIGN GOVERNMENT
                                                                                                  OBLIGATIONS
                                                                                                         TOTAL          353,675

                                               TOTAL GOVERNMENT OBLIGATIONS
                                               (COST OF $4,987,095)                                                   5,085,448

SHORT-TERM OBLIGATION - 1.4%

                                               Repurchase agreement with State Street Bank &
                                               Trust Co., dated 09/30/04, due 10/01/04 at 1.580%,
                                               collateralized by a U.S. Treasury Bond maturing
                                               02/15/20, market value $752,719 (repurchase
                                               proceeds $731,032)                                      731,000          731,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $731,000)                                                       731,000

                                               TOTAL INVESTMENTS - 99.8%
                                               (COST OF $51,433,917) (d)                                             52,653,219

                                               OTHER ASSETS & LIABILITIES, NET - 0.2%                                   108,037

                                               NET ASSETS - 100.0%                                                   52,761,256

     NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, these securities amounted to $760,109, which represent 1.4% of net assets.

(b) Variable rate security. The interest rate shown reflects the rate as of September 30, 2004.

(c)  Security purchased on a delayed delivery basis.

(d)  Cost for federal income tax purposes is $51,524,863.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)                   COLUMBIA CONTRARIAN INCOME FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                   51,433,917
                                                                                                                    ----------
                                             Investments, at value                                                  52,653,219
                                             Cash                                                                          131
                                             Receivable for:
                                               Investments sold                                                        206,371
                                               Fund shares sold                                                         82,685
                                               Interest                                                                454,261
                                             Expense reimbursement due from Investment Advisor                          23,198
                                             Deferred Trustees' compensation plan                                        4,826
                                                                                                                    ----------
                                                 Total Assets                                                       53,424,691

                             LIABILITIES     Payable for:
                                               Investments purchased                                                   209,870
                                               Investments purchased on a delayed delivery basis                       126,921
                                               Fund shares repurchased                                                 189,605
                                               Investment advisory fee                                                  26,173
                                               Transfer agent fee                                                       37,138
                                               Pricing and bookkeeping fees                                              6,918
                                               Audit fee                                                                14,198
                                               Custody fee                                                               1,482
                                               Registration fee                                                         19,713
                                               Distribution and service fees                                            23,308
                                             Deferred Trustees' fees                                                     4,826
                                             Other liabilities                                                           3,283
                                                                                                                    ----------
                                                 Total Liabilities                                                     663,435

                                                                                                    NET ASSETS      52,761,256

               COMPOSITION OF NET ASSETS     Paid-in capital                                                        51,348,826
                                             Overdistributed net investment income                                   (103,615)
                                             Accumulated net realized gain                                             296,743
                                             Net unrealized appreciation on investments                              1,219,302

                                                                                                    NET ASSETS      52,761,256

                                 CLASS A     Net assets                                                             35,688,187
                                             Shares outstanding                                                      3,251,137
                                             Net asset value per share                                                   10.98(a)
                                             Maximum offering price per share ($10.98/0.9525)                            11.53(b)

                                 CLASS B     Net assets                                                             12,088,661
                                             Shares outstanding                                                      1,091,034
                                             Net asset value and offering price per share                                11.08(a)

                                 CLASS C     Net assets                                                              4,752,399
                                             Shares outstanding                                                        429,988
                                             Net asset value and offering price per share                                11.05(a)

                                 CLASS Z     Net assets                                                                232,009
                                             Shares outstanding                                                         21,370
                                             Net asset value, offering and redemption price per share                    10.86

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 2004 (UNAUDITED)                   COLUMBIA CONTRARIAN INCOME FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME     Interest                                                                1,188,931

                                EXPENSES     Investment advisory fee                                                   161,826
                                             Distribution fee:
                                               Class B                                                                  46,402
                                               Class C                                                                  17,347
                                             Service fee:
                                               Class A                                                                  45,947
                                               Class B                                                                  15,467
                                               Class C                                                                   5,782
                                             Transfer agent fee                                                         74,005
                                             Pricing and bookkeeping fees                                               24,041
                                             Trustees' fees                                                              6,765
                                             Custody fee                                                                 4,783
                                             Registration fee                                                           32,631
                                             Non-recurring costs (See Note 7)                                            2,160
                                             Other expenses                                                             26,983
                                                                                                                    ----------
                                               Total Expenses                                                          464,139
                                             Fees and expenses waived or reimbursed by Investment Advisor             (182,533)
                                             Non-recurring costs assumed by Investment Advisor (See Note 7)             (2,160)
                                             Custody earnings credit                                                      (160)
                                                                                                                    ----------
                                               Net Expenses                                                            279,286
                                                                                                                    ----------
                                             Net Investment Income                                                     909,645

 NET REALIZED AND UNREALIZED GAIN (LOSS)     Net realized loss on investments                                          (16,709)
                          ON INVESTMENTS     Net change in unrealized appreciation/depreciation on investments        (754,015)
                                                                                                                    ----------
                                             Net Loss                                                                 (770,724)
                                                                                                                    ----------
                                             Net Increase in Net Assets from Operations                                138,921

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 COLUMBIA CONTRARIAN INCOME FUND

                                                                                   (UNAUDITED)
                                                                                 SIX MONTHS ENDED    PERIOD ENDED      YEAR ENDED
                                                                                   SEPTEMBER 30,       MARCH 31,       OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2004 ($)       2004 ($) (a)        2003 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                         OPERATIONS    Net investment income                          909,645            706,834          1,315,692
                                       Net realized gain (loss)
                                         on investments                               (16,709)           322,313            224,238
                                       Net change in unrealized appreciation/
                                         depreciation on investments                 (754,015)           396,592            340,193
                                                                                   ------------------------------------------------
                                       Net Increase from Operations                   138,921          1,425,739          1,880,123

                   DISTRIBUTIONS TO
              DECLARED SHAREHOLDERS    From net investment income:
                                         Class A                                     (706,935)          (589,462)          (929,266)
                                         Class B                                     (189,703)          (142,309)          (312,338)
                                         Class C                                      (71,236)           (38,452)           (84,157)
                                         Class I                                           --             (1,240)            (4,664)
                                         Class Z                                       (4,106)              (818)            (2,064)
                                       From net realized gains:
                                         Class A                                           --           (152,416)            (6,721)
                                         Class B                                           --            (46,047)            (3,319)
                                         Class C                                           --            (12,526)              (932)
                                         Class I                                           --               (503)               (35)
                                         Class Z                                           --               (214)                (5)
                                                                                   ------------------------------------------------
                                         Total Distributions Declared to
                                           Shareholders                              (971,980)          (983,987)        (1,343,501)

                 SHARE TRANSACTIONS    Class A:
                                         Subscriptions                              3,620,768          6,713,934         32,141,749
                                         Distributions reinvested                     640,796            680,308            794,183
                                         Redemptions                               (7,825,532)        (9,164,662)       (14,124,679)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                 (3,563,968)        (1,770,420)        18,811,253
                                       Class B:
                                         Subscriptions                                839,496          1,311,132          4,779,711
                                         Distributions reinvested                     143,444            149,002            248,261
                                         Redemptions                               (1,712,471)        (1,586,062)        (4,514,869)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                   (729,531)          (125,928)           513,103
                                       Class C:
                                         Subscriptions                              1,873,495            607,298          1,153,298
                                         Distributions reinvested                      29,225             32,363             53,840
                                         Redemptions                                 (684,583)          (559,281)        (1,665,513)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                  1,218,137             80,380           (458,375)
                                       Class I:
                                         Distributions reinvested                          --              1,743              4,699
                                         Redemptions                                       --           (137,235)                --
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                         --           (135,492)             4,699
                                       Class Z:
                                         Subscriptions                                202,462             12,799            152,186
                                         Distributions reinvested                       3,746              1,032              2,069
                                         Redemptions                                  (24,954)           (20,528)          (106,853)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                    181,254             (6,697)            47,402
                                       Net Increase (Decrease) from Share
                                         Transactions                              (2,894,108)        (1,958,157)        18,918,082
                                                                                   ------------------------------------------------
                                             Total Increase (Decrease) in
                                               Net Assets                          (3,727,167)        (1,516,405)        19,454,704

(a)  The Fund changed its fiscal year end from October 31 to March 31.

                                 See Accompanying Notes to Financial Statements.

                                                                                   (UNAUDITED)
                                                                                 SIX MONTHS ENDED     PERIOD ENDED     YEAR ENDED
                                                                                   SEPTEMBER 30,        MARCH 31,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2004 ($)        2004 ($) (a)       2003 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                         NET ASSETS    Beginning of period                         56,488,423         58,004,828         38,550,124
                                       End of period (including
                                         undistributed (overdistributed) net
                                         investment income of $(103,615),
                                         $(41,280) and $16,410, respectively)      52,761,256         56,488,423         58,004,828

                  CHANGES IN SHARES    Class A:
                                         Subscriptions                                332,349            606,434          2,914,606
                                         Issued for distributions reinvested           58,885             61,426             71,912
                                         Redemptions                                 (716,497)          (827,407)        (1,277,568)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                   (325,263)          (159,547)         1,708,950
                                       Class B:
                                         Subscriptions                                 76,276            117,001            429,119
                                         Issued for distributions reinvested           13,058             13,333             22,291
                                         Redemptions                                 (155,895)          (141,781)          (404,924)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                    (66,561)           (11,447)            46,486

                                       Class C:
                                         Subscriptions                                170,211             54,349            103,655
                                         Issued for distributions reinvested            2,666              2,904              4,850
                                         Redemptions                                  (62,474)           (50,099)          (149,812)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                    110,403              7,154            (41,307)
                                       Class I:
                                         Issued for distributions reinvested               --                159                429
                                         Redemptions                                       --            (12,522)                --
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                         --            (12,363)               429
                                       Class Z:
                                         Subscriptions                                 18,777              1,164             13,794
                                         Issued for distributions reinvested              348                 94                189
                                         Redemptions                                   (2,300)            (1,874)            (9,740)
                                                                                   ------------------------------------------------
                                           Net Increase (Decrease)                     16,825               (616)             4,243

(a)  The Fund changed its fiscal year end from October 31 to March 31.

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004 (UNAUDITED)                   COLUMBIA CONTRARIAN INCOME FUND

NOTE 1. ORGANIZATION

Columbia Contrarian Income Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks the highest level of current income that is consistent with preservation of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended March 31, 2004 and the year ended October 31, 2003 was as follows:

                              MARCH 31, 2004   OCTOBER 31, 2003
---------------------------------------------------------------
 Distributions paid from:
   Ordinary Income*               $  938,621       $  1,343,501
   Long-Term Capital Gains            45,366                  -

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes, was:

   Unrealized appreciation                         $  1,248,367
   Unrealized depreciation                             (120,011)
                                                   ------------
     Net unrealized appreciation                   $  1,128,356

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Columbia, the Transfer Agent and the Distributor, are each indirect wholly owned subsidiaries of Bank of America Corporation ("BOA").

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

       AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
-----------------------------------------------------------
          First $500 million               0.60%
          Next $500 million                0.55%
           Over $1 billion                 0.50%

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended September 30, 2004, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.089%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended September 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.27%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended September 30, 2004, the Distributor has retained net underwriting discounts of $389 on sales of the Fund's Class A shares and received CDSC fees of $0, $22,980 and $9 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.55% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended September 30, 2004, the Fund paid $683 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,643,909 and $21,832,494, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended September 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended September 30, 2004, Columbia has assumed $2,160 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. NAME CHANGE

On October 13, 2003, the Liberty Contrarian Income Fund was renamed Columbia Contrarian Income Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from October 31 to March 31.

NOTE 10. PROPOSED REORGANIZATION

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia Contrarian Income Fund into the Columbia Quality Plus Bond Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the reorganization is expected to be on or around February 25, 2005 or such a date parties may agree.

FINANCIAL HIGHLIGHTS

                                                 COLUMBIA CONTRARIAN INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                (UNAUDITED)         PERIOD
                           SIX MONTHS ENDED          ENDED
                              SEPTEMBER 30,      MARCH 31,                            YEAR ENDED OCTOBER 31,
CLASS A SHARES                         2004       2004 (a)           2003          2002          2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    11.14     $    11.05     $    10.93    $    10.92     $   10.15    $   10.11    $   10.88

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (b)                             0.20           0.15           0.33          0.44(c)       0.54         0.60         0.58
Net realized and
unrealized gain (loss)
on investments                        (0.15)          0.14           0.13          0.14(c)       0.77         0.06        (0.53)
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total from Investment
Operations                             0.05           0.29           0.46          0.58          1.31         0.66         0.05

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                (0.21)         (0.16)         (0.34)        (0.45)        (0.54)       (0.56)       (0.62)
From net realized gains                  --          (0.04)            --(d)      (0.12)           --        (0.06)       (0.20)
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total Distributions
Declared to
Shareholders                          (0.21)         (0.20)         (0.34)        (0.57)        (0.54)       (0.62)       (0.82)

NET ASSET VALUE, END OF
PERIOD                           $    10.98     $    11.14     $    11.05    $    10.93     $   10.92    $   10.15    $   10.11
Total return (e) (f)                   0.49%(g)       2.65%(g)       4.26%         5.59%        13.25%        6.75%        0.42%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                           0.80%(i)       0.80%(i)       0.80%         0.80%         0.80%        0.80%        0.80%
Net investment income (h)              3.61%(i)       3.18%(i)       2.99%         4.09%(c)      5.08%        5.97%        5.57%
Waiver/reimbursement                   0.68%(i)       0.69%(i)       1.01%         1.07%         1.57%        1.56%        2.24%
Portfolio turnover rate                  37%(g)         31%(g)         38%           94%          109%          34%         196%
Net assets, end of
period (000's)                   $   35,688     $   39,840     $   41,298    $   22,149     $  11,328    $   4,651    $   3,843

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.20% to 4.09%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                                (UNAUDITED)         PERIOD
                           SIX MONTHS ENDED          ENDED                                                         PERIOD ENDED
                              SEPTEMBER 30,      MARCH 31,                      YEAR ENDED OCTOBER 31,              OCTOBER 31,
CLASS B SHARES                         2004       2004 (a)           2003          2002          2001         2000     1999 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    11.24     $    11.15     $    11.02    $    11.01     $   10.26    $   10.13    $   10.17

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                             0.16           0.11           0.25          0.36(d)       0.46         0.52         0.02
Net realized and
unrealized gain (loss)
on investments                        (0.15)          0.15           0.13          0.14(d)       0.75         0.10           --(e)
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total from Investment
Operations                             0.01           0.26           0.38          0.50          1.21         0.62         0.02

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                (0.17)         (0.13)         (0.25)        (0.37)        (0.46)       (0.44)       (0.06)
From net realized gains                  --          (0.04)            --(e)      (0.12)           --        (0.05)          --
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total Distributions
Declared to
Shareholders                          (0.17)         (0.17)         (0.25)        (0.49)        (0.46)       (0.49)       (0.06)

NET ASSET VALUE, END OF
PERIOD                           $    11.08     $    11.24     $    11.15    $    11.02     $   11.01    $   10.26    $   10.13
Total return (f) (g)                   0.11%(h)       2.30%(h)       3.54%         4.75%        12.08%        6.32%        0.22%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                           1.55%(j)       1.55%(j)       1.55%         1.55%         1.55%        1.55%        1.55%(j)
Net investment income (i)              2.86%(j)       2.43%(j)       2.25%         3.34%(d)      4.33%        5.22%        4.46%(j)
Waiver/reimbursement                   0.68%(j)       0.69%(j)       1.01%         1.07%         1.57%        1.56%        5.84%(j)
Portfolio turnover rate                  37%(h)         31%(h)         38%           94%          109%          34%         196%
Net assets, end of
period (000's)                   $   12,089     $   13,014     $   13,039    $   12,372     $   5,868    $     409    $      16

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Class B shares were initially offered on September 15, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                                (UNAUDITED)         PERIOD
                           SIX MONTHS ENDED          ENDED                                                         PERIOD ENDED
                              SEPTEMBER 30,      MARCH 31,                        YEAR ENDED OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                         2004       2004 (a)           2003          2002          2001         2000     1999 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    11.21     $    11.13     $    11.00    $    10.99     $   10.24    $   10.15    $   10.17

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                             0.16           0.11           0.25          0.36(d)       0.46         0.52         0.01
Net realized and
unrealized gain (loss)
on investments                        (0.15)          0.14           0.13          0.14(d)       0.75         0.09         0.04
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total from Investment
Operations                             0.01           0.25           0.38          0.50          1.21         0.61         0.05

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income            (0.17)         (0.13)         (0.25)        (0.37)        (0.46)       (0.46)       (0.07)
From net realized gains                  --          (0.04)            --(e)      (0.12)           --        (0.06)          --
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total Distributions
Declared to
Shareholders                          (0.17)         (0.17)         (0.25)        (0.49)        (0.46)       (0.52)       (0.07)

NET ASSET VALUE, END OF
PERIOD                           $    11.05     $    11.21     $    11.13    $    11.00     $   10.99    $   10.24    $   10.15
Total return (f) (g)                   0.11%(h)       2.22%(h)       3.55%         4.77%        12.12%        6.18%        0.49%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                           1.55%(j)       1.55%(j)       1.55%         1.55%         1.55%        1.55%        1.55%(j)
Net investment income (i)              2.86%(j)       2.43%(j)       2.25%         3.34%(d)      4.33%        5.22%        4.46%(j)
Waiver/reimbursement                   0.68%(j)       0.69%(j)       1.01%         1.07%         1.57%        1.56%        5.84%(j)
Portfolio turnover rate                  37%(h)         31%(h)         38%           94%          109%          34%         196%
Net assets, end of
period (000's)                   $    4,752     $    3,584     $    3,476    $    3,890     $   1,818    $     112    $       1

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Class C shares were initially offered on September 15, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                                (UNAUDITED)         PERIOD
                           SIX MONTHS ENDED          ENDED                                                         PERIOD ENDED
                              SEPTEMBER 30,      MARCH 31,                         YEAR ENDED OCTOBER 31,           OCTOBER 31,
CLASS Z SHARES                         2004       2004 (a)           2003          2002          2001         2000     1999 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    11.02     $    10.94     $    10.84    $    10.84     $   10.12    $   10.11    $   10.17

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                             0.21           0.15           0.35          0.46(d)       0.59         0.62         0.01
Net realized and
unrealized gain (loss)
on investments                        (0.15)          0.14           0.12          0.13(d)       0.70         0.05         0.04
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total from Investment
Operations                             0.06           0.29           0.47          0.59          1.29         0.67         0.05

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income            (0.22)         (0.17)         (0.37)        (0.47)        (0.57)       (0.61)       (0.11)
From net realized gains                  --          (0.04)            --(e)      (0.12)           --        (0.05)          --
                                 ----------     ----------     ----------    ----------     ---------    ---------    ---------
Total Distributions
Declared to
Shareholders                          (0.22)         (0.21)         (0.37)        (0.59)        (0.57)       (0.66)       (0.11)

NET ASSET VALUE, END OF
PERIOD                           $    10.86     $    11.02     $    10.94    $    10.84     $   10.84    $   10.12    $   10.11
Total return (f) (g)                   0.63%(h)       2.70%(h)       4.37%         5.80%        13.08%        6.90%        0.53%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                           0.55%(j)       0.55%(j)       0.55%         0.55%         0.14%        0.55%        0.55%(j)
Net investment income (i)              3.86%(j)       3.43%(j)       3.15%         4.34%(d)      5.74%        6.22%        5.46%(j)
Waiver/reimbursement                   0.68%(j)       0.69%(j)       1.01%         1.07%         1.98%        1.56%        5.84%(j)
Portfolio turnover rate                  37%(h)         31%(h)         38%           94%          109%          34%         196%
Net assets, end of
period (000's)                   $      232     $       50     $       56    $       10     $       1    $   3,693    $   4,246

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Class Z shares were initially offered on September 15, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.44% to 4.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                 COLUMBIA CONTRARIAN INCOME FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Contrarian Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA CONTRARIAN INCOME FUND SEMIANNUAL REPORT, SEPTEMBER 30, 2004          PRSRT STD
                                                                              U.S. POSTAGE
                                                                                  PAID
                                                                              HOLLISTON, MA
                                                                              PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                746-03/972S-0904 (11/04) 04/3394

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Columbia Funds Trust III
            --------------------------------------------------------------------


By (Signature and Title)      /s/ Christopher L. Wilson
                        --------------------------------------------------------
                              Christopher L. Wilson, President

Date                          November 24, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /s/ Christopher L. Wilson
                        --------------------------------------------------------
                              Christopher L. Wilson, President

Date                          November 24, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)      /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                              J. Kevin Connaughton, Treasurer

Date                          November 24, 2004
    ----------------------------------------------------------------------------